THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                         AUTOMATIC REINSURANCE AGREEMENT

                                     between

           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
       (a corporation organized under the laws of the state of Delaware, having its principal place of business in Boston, Massachusetts;
                 hereinafter referred to as the CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
       (a corporation organized under the laws of the state of Delaware, having its principal place of business in New York, New York;
                   hereinafter referred to as the REINSURER)

                 EFFECTIVE DATE OF THIS AGREEMENT: JULY 1, 2001
                 (hereinafter referred to as the EFFECTIVE DATE)

                              AGREEMENT NO. 2001-47

                                TABLE OF CONTENTS

PREAMBLE       ...........................................................     1
Article I.     Scope of Agreement ........................................     1
Article II.    Commencement and Termination of Liability .................     2
Article III.   Oversights and Clerical Errors ............................     3
Article IV.    Net Amount at Risk ........................................     4
Article V.     Reinsurance Premiums ......................................     6
Article VI.    Reinsurance Administration ................................     8
Article VII.   Settlement of Claims ......................................    10
Article VIII.  Treaty Reserve ............................................    12
Article IX.    Recapture Privileges ......................................    13
Article X.     Inspection of Records .....................................    14
Article XI.    Insolvency ................................................    15
Article XII.   Negotiation ...............................................    16
Article XIII.  Arbitration ...............................................    17
Article XIV.   Right to Offset Balances Due ..............................    19
Article XV.    Contract and Program Changes ..............................    20
Article XVI.   Confidentiality ...........................................    22
Article XVII.  Other Provisions ..........................................    23
                  A. Notifications .......................................    23
                  B. Assignment ..........................................    23
                  C. Severability ........................................    23
                  D. Currency ............................................    23
Article XVIII. Entire Agreement ..........................................    24
Article XIX.   DAC Tax ...................................................    25
Article XX.    Duration of Agreement .....................................    26
Article XXI.   Execution of Agreement ....................................    27

                             SCHEDULES AND EXHIBITS

Schedule A     Plans of Reinsurance
Schedule B     Investment Funds
Schedule C     Required Data and Suggested Data Layout
Exhibit I      1994 Variable Annuity MGDB Mortality Table
Exhibit II     Reinsurance Premiums
Exhibit III    Benefit Limitation Rule
Exhibit IV     Confidentiality and Non-Disclosure Agreement
Exhibit V      Wiring Instructions

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                    PREAMBLE

This Agreement is an indemnity reinsurance agreement solely between the CEDING COMPANY and the REINSURER. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the REINSURER and the annuitant, owner, beneficiary or any other party under any contracts of the CEDING COMPANY which may be reinsured hereunder. The CEDING COMPANY shall be and remain solely liable to such parties under such contracts reinsured hereunder.

All provisions of this Agreement are subject to the laws of the State of Delaware.

                                   ARTICLE I.

                               SCOPE OF AGREEMENT

A. On and after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, its share of the MNAR (defined in Article IV), generated prior to termination of the REINSURER's liability (defined in Article II), by the Guaranteed Minimum Death Benefit (GMDB) provisions and the Earnings Enhancement Benefit (EEB) provisions within the variable annuity contracts issued by the CEDING COMPANY and reinsured hereunder (defined in Schedule A).

B. The REINSURER's maximum aggregate VNAR (defined in Article IV) liability incurred in any one calendar year shall not exceed [*] of the REINSURER's Quota Share Percentage (defined in Schedule A) of the average aggregate account value over each respective calendar year of coverage. This average shall be calculated by way of a trapezoidal rule as shown in Exhibit III.

C.   The REINSURER's annual aggregate FSCNAR, VSCNAR and EEMNAR (all defined in
     Article IV) liability has no independently calculated annual aggregate liability limit.

D. For contracts where cumulative deposits are less than [*] the REINSURER's maximum MNAR liability on any individual life reinsured hereunder shall be limited to [*] multiplied by the REINSURER's Quota Share Percentage. For contracts where cumulative deposits are greater than or equal to [*] the REINSURER's maximum MNAR liability on any individual life reinsured hereunder shall be limited to [*] multiplied by the REINSURER's Quota Share Percentage.

E. This Agreement covers only the CEDING COMPANY's contractual liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B and its Amendments, that were submitted to the REINSURER in accordance with the terms of this Agreement set forth in Article XV, Contract and Program Changes.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 1
Effective July 1, 2001

                                   ARTICLE II.

                    COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY.

B. The liability of the REINSURER for all reinsured contracts under this Agreement may terminate in accordance with

     1.   the Duration of Agreement provisions of this Agreement set forth in
          Article XX, or

     2. the termination provisions set forth within Article VI, Administration, or

     3.   the Recapture Privileges set forth in Article IX.

C. For an individual contract, the liability of the REINSURER under this Agreement will terminate either in accordance with Paragraph B, above, or upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

     1.   the date the owner elects to annuitize;

     2.   surrender or termination of the contract

     3. full withdrawal, including 1035 exchanges and qualified transfers when the CEDING COMPANY terminates the contract and releases the proceeds to the contract owner, beneficiary, annuitant or new carrier;

     4. the death of the owner or annuitant where such death triggers the payment of a contractual death benefit, except when spousal continuance has been elected during the new business term of this Agreement as defined in Article XX, Paragraph A. On spousal continuance election the REINSURER's liability will be terminated upon death of the spouse;

     5. attainment of the maximum annuitization age or attained age 95, if earlier;

     6. the first day of the month following a withdrawal that causes the Account Value of the contract to fall below one thousand five hundred dollars ($1,500). Once reinsurance coverage ends for a specific contract, it cannot be reinstated under this Agreement. This Paragraph
          C.6. applies only to contracts for which the GMDB is reduced dollar-for-dollar for withdrawals.

D.   The REINSURER shall be liable to reimburse claims in accordance with
     Article VII,only on those deaths where the actual date of death is on or after the EFFECTIVE DATE.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 2
Effective July 1, 2001

                                  ARTICLE III.

                         OVERSIGHTS AND CLERICAL ERRORS

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take prompt, reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 3
Effective July 1, 2001

                                   ARTICLE IV.

                               NET AMOUNT AT RISK

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract reinsured hereunder shall be equal to the following:

     MNAR = (VNAR + VSCNAR + FSCNAR + EEMNAR)

     where:

     - VNAR (Variable Net Amount at Risk) = Maximum (a, b) * REINSURER's Quota Share Percentage where:

               a = (GMDB Contractual Death Benefit - Account Value)

               b = 0

     -    VSCNAR (Variable Account Surrender Charge Net Amount at Risk) =

               - One-half (1/2) * (Surrender Charges allocated to Variable Account) * REINSURER's Quota Share Percentage for issue ages 0-79

               -    0 for issue ages 80-85

     -    FSCNAR (Fixed Account Surrender Charge Net Amount at Risk) =

               - One-half (1/2) * (Surrender Charges allocated to Fixed Account) * REINSURER's Quota Share Percentage for issue ages 0-79

               -    0 for issue ages 80-85

          The surrender charge will be allocated to the Variable Account and the Fixed Account in proportion to the Variable Account value and the Fixed Account value at the end of the month.

     - EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = X% * Max (a, b) * REINSURER's Quota Share Percentage where:

               X % varies by issue age as described under the EEB Contractual Death Benefit Reinsured section of Schedule A

               a = (Account Value - Total Purchase Payments Not Withdrawn),
                    but no greater than total purchase payments not withdrawn

               b =  0

B.   Spousal Continuances (as described in Schedule A)

     The REINSURER will reimburse the CEDING COMPANY for its quota share of the FSCNAR + VSCNAR realized upon death consistent with the manner in which the CEDING COMPANY waives the surrender charges when death benefit is paid out.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 4
Effective July 1, 2001

                         ARTICLE IV, NET AMOUNT AT RISK

                                   (Continued)

     Also covered under this Agreement are surrender charges arising from additional premium deposits contributed by the spouse to the contract on or after the spousal continuance date.

     In no event will the REINSURER reimburse surrender charges arising from the same premium deposits more than once.

C. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 5
Effective July 1, 2001

                                   ARTICLE V.

                              REINSURANCE PREMIUMS

A. The total Reinsurance Premium due in any reporting period is the sum of the GMDB reinsurance premium and the EEB reinsurance premium as defined separately below. The reporting period is monthly.

B. The total Reinsurance Premium due and payable in the first month shall at least equal [*] for this Agreement, the complementary GMIB Agreement No. 2001-48, Agreement No. 2000-14, Agreement No. 2001-41 and Agreement No. 2001-41NY, combined. Thereafter, the minimum reinsurance premium that is due and payable shall increase by [*] for each month after the first month until it reaches [*], for the combined agreements, six months after the EFFECTIVE DATE. The total reinsurance premium that is due and payable for the combined agreements in any month thereafter shall at least equal [*].

C. The reinsurance rates and the premium structure described herein are subject to change based on the criteria described in Article XV, Contract and Program Changes.

     GMDB Reinsurance Premium

D. The total GMDB premium is equal to the sum of the fixed account reinsurance premium and the variable account reinsurance premium calculated as described hereunder.

E. The fixed account reinsurance premium is a monthly YRT rate which is applied to the average FSCNAR over the reporting period on a life-by-life attained age basis, and is equal to [*].

F. The variable account reinsurance premium is a monthly YRT rate which is applied to the average VNAR plus VSCNAR over the reporting period on a life-by-life attained age basis, and is equal to [*] subject to minimum and maximum asset-based reinsurance premium rate limits that vary by a defined premium class based on variable annuity product, underlying GMDB design, issue age and cumulative deposits.

G. The minimum and maximum reinsurance premium rates, expressed in terms of basis points, are set forth in Exhibit II, and are calculated on an aggregate basis by premium class, as described in the following paragraphs.

     With respect to the minimum asset-based premium rates, the CEDING COMPANY shall calculate, for each premium class, the REINSURER's Quota Share Percentage of the greater of the average aggregate GMDB value minus the average aggregate fixed account value, and the average aggregate variable account value for the reporting month. This value shall be applied to the annualized minimum reinsurance premium rates per premium class on a [*].


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                  Page 6
Effective July 1, 2001

                         ARTICLE V, REINSURANCE PREMIUMS

                                   (Continued)

     With respect to the maximum asset-based premium rates, the CEDING COMPANY shall calculate, for each premium class, the REINSURER's Quota Share Percentage of the greater of the average aggregate GMDB value and the average aggregate total account value for the reporting month. This value shall be applied to the annualized maximum reinsurance premium rates per premium class on a [*].

     The variable account GMDB reinsurance premium due to the REINSURER for the month, for each premium class, shall be the greater of the YRT rate, as described in Paragraph F., above, and the minimum asset-based premium, but no greater than the maximum asset-based premium calculated as described above. The total variable account GMDB reinsurance premium due for the month is the sum of the premiums calculated for each premium class.

H. Once cumulative deposits reach [*] on a contract, that contract enters the larger size reinsurance premium structure, as set forth in Exhibit II and remains there for the duration of coverage defined in Article II.

l. When the MNAR (excluding EEMNAR) for an individual life exceeds the applicable individual life liability limit described in Article I, all YRT premiums, as described in Paragraph E and Paragraph F of this Article, shall be reduced by the ratio of the applicable individual life liability limit to the total MNAR (excluding EEMNAR) for that life.

J. The YRT rate and the minimum and maximum premium rates shall be based on the oldest person of a multiple life status.

     EEB Reinsurance Premium

K. The EEB reinsurance premium is an asset-based reinsurance premium that varies by a defined premium class based on variable annuity product, underlying GMDB design and issue age. The premium rates, expressed in terms of basis points, are set forth in Exhibit II, and are calculated on an aggregate basis by premium class, as described in the following paragraphs.

L. The CEDING COMPANY shall calculate, for each premium class, the REINSURER's Quota Share Percentage of the average aggregate total account value for the reporting month. This value shall be applied to the annualized reinsurance premium rates per premium class on a [*]. The total EEB premium due for the month is the sum of the premiums calculated for each premium class.

M. The asset-based premium rates shall be based on the oldest person of a multiple life status.

     Spousal Continuances

N. For Spousal Continuances, the new reinsurance premium rate applied shall be based off the attained age of the surviving spouse at the time of election of spousal continuance.


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                  Page 7
Effective July 1, 2001

                                   ARTICLE VI.

                           REINSURANCE ADMINISTRATION

A. The CEDING COMPANY acknowledges the importance of supplying timely and accurate data, as defined herein, to enable the REINSURER to manage effectively the risk associated with the products reinsured hereunder. Therefore, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will take all necessary steps to furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate Summary Statement containing the following:

     1. reinsurance premiums due to the REINSURER summarized separately for each premium class as shown in Exhibit II;

     2. benefit claim reimbursements due to the CEDING COMPANY in total and, if applicable, broken down by VNAR, VSCNAR, FSCNAR and EEMNAR;

     3.   month end date for the period covered by the Summary Statement.

C. Payments between the CEDING COMPANY and the REINSURER shall be paid net of any amount due and unpaid under this Agreement. If the net balance is due to the REINSURER, the amount due shall be remitted with the Summary Statement, but no later than thirty (30) days from the month end date for the period covered by the Summary Statement. If the net balance is due to the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the Summary Statement. Wiring instructions are attached in Exhibit V.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will "true-up" benefit claim reimbursements, if necessary, for that calendar year.

E. The payment of reinsurance premiums is a condition precedent to the liability of the REINSURER under this Agreement. In the event the CEDING COMPANY does not pay reinsurance premiums in a timely manner as defined below, the REINSURER may exercise the following rights:

     1. The REINSURER reserves the right to charge interest if premiums are not paid within sixty (60) days of the due date, as defined in Paragraph C of this Article. The interest rate charged shall be based on the [*] as first published by the Wall Street Journal in the month following the due date of the reinsurance premiums plus [*]. The method of calculation shall be simple interest (360-day year). Interest will accrue from sixty (60) days following the due date shown on the Summary Statement.

     2. The REINSURER will have the right to terminate this Agreement when premium payments are more than ninety (90) days past due the due date described in Paragraph C of this Article, by giving ninety (90) days written notice of termination to the CEDING COMPANY. As of the close of the last day of this ninety-(9O) day notice period, the REINSURER's liability for all risks reinsured associated with the


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                  Page 8
Effective July 1, 2001

                     ARTICLE VI, REINSURANCE ADMINISTRATION

                                   (Continued)

          defaulted premiums under this Agreement will terminate. If all premiums in default are received within the ninety-(90) day time period, the Agreement will remain in effect.

F. If claims are not paid within sixty (60) days of the REINSURER's receipt of satisfactory proof of claim liability, the CEDING COMPANY reserves the right to charge interest, based on the [*] as first published by the Wall Street Journal in the month following the due date shown on the Summary Statement plus [*]. The method of calculation shall be simple interest (360-day year). Interest will accrue from sixty (60) days following the due date shown on the Summary Statement.


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                  Page 9
Effective July 1, 2001

                                  ARTICLE VII.

                              SETTLEMENT OF CLAIMS

A. The claims that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the EFFECTIVE DATE, subject to the liability limitations described in
     Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient.

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided In Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. With respect to Extra-Contractual Damages, in no event will the REINSURER participate in punitive or compensatory damages or statutory penalties which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement.

     The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed in equitable proportions.

     For the purposes of this provision, the following definitions will apply:

          "Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

          "Statutory Penalties" are those amounts awarded as a penalty, but fixed in amount by statute

          "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

     If the REINSURER declines to be party to the contest, compromise or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise or litigation. In addition, the REINSURER will pay its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY that it declines to be a party to the contest, compromise or litigation of a claim.


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                 Page 10
Effective July 1, 2001

                        ARTICLE VII, SETTLEMENT OF CLAIMS

                                   (Continued)

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY, as described in the above paragraph.


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                 Page 11
Effective July 1, 2001

                                  ARTICLE VIII.

                                 TREATY RESERVE

A. The reserves held by the REINSURER in its statutory financial statement will be greater than or equal to those required by the state where the statement is filed.

B. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in all States for reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with the insurance laws and regulations of all States in order to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including delivery of any reports required thereunder.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 12
Effective July 1, 2001

                                   ARTICLE IX.

                              RECAPTURE PRIVILEGES

A. The CEDING COMPANY may recapture existing reinsurance in force in accordance with the following rules:

B. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

C.   No recapture will be made unless reinsurance has been in force for fifteen
     (15) years, as measured from the EFFECTIVE DATE, or on some other date if mutually agreed to by both parties.

D. The recapture shall apply to all the reinsurance in force under the Agreement.

E. Recapture will only be available provided the total carryforward, upon release of treaty reserves, is in a positive position. The total carryforward is defined as the sum of the carryforwards of this Agreement and the complementary living benefits agreement, No. 2001-48, that reinsures the same variable annuity contracts specified in Schedule A.

F. The carryforward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement for the current period, minus a [*] basis point annual expense allowance applied against the average aggregate Account Value for the current period, minus the change in treaty reserves from the prior period to the current period, plus the prior period's carryforward. The monthly carryforward amount is accumulated at [*] rate as published in the Wall Street Journal on the first business day of the current period plus [*].

     Note: For purposes of calculating the carryforward, treaty reserves are defined as the minimum statutory reserves required of the REINSURER in the CEDING COMPANY's state of domicile. The CEDING COMPANY shall promptly notify the REINSURER of any change in its state of domicile.

G. Upon election, recapture shall occur ratably over [*] (i.e., every month the initial quota share percentage reduces [*] times the initial quota share percentage). It is irrevocable once elected.

H. The CEDING COMPANY and the REINSURER agree to exchange carryforward calculations each year-end to ensure ongoing agreement on the position of the carryforward.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 13
Effective July 1, 2001

                                   ARTICLE X.

                              INSPECTION OF RECORDS

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 14
Effective July 1, 2001

                                   ARTICLE XI.

                                   INSOLVENCY

A.   A party to this Agreement will be deemed insolvent when it:

          a. Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor ("Authorized Representative") of its properties or assets; or

          b.   Is adjudicated as bankrupt or insolvent; or

          c. Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

          d. Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party's domicile.

B. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its Authorized Representative without diminution because of the insolvency of the CEDING COMPANY.

C. In the event of insolvency of the CEDING COMPANY, the Authorized Representative will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY on any policies reinsured. While a claim is pending, the REINSURER may investigate such claim and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its Authorized Representative. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

D. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one hundred and eighty (180) days past due at the date of the court order of liquidation.

E. In the event of insolvency of the REINSURER, the provisions of Article IX notwithstanding, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 15
Effective July 1, 2001

                                  ARTICLE XII.

                                  NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location within thirty (30) days of the last appointment and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration, as set forth in Article XIII. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 16
Effective July 1, 2001

                                  ARTICLE XIII.

                                   ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement and, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. The decision of the arbitrators shall be made within nine (9) months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment. However, this time limit may be extended by agreement of the parties or by the arbitrators if necessary. Once a decision is reached, there will be no appeal of their written decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement. Should the arbitrators be unable to reach a decision within nine (9) months of the filing of the notice of intention to arbitrate and should the parties further be unable to agree upon an extension of the time limit, then either party to this Agreement may commence litigation proceedings.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators within thirty (30) days from the date notification is received and these two arbitrators will select the third arbitrator within thirty (30) days from the date of appointment of the last arbitrator. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the date notification is received, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the last arbitrator, then the appointment of said arbitrator shall be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority vote.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 17
Effective July 1, 2001

                            ARTICLE XIII, ARBITRATION
                                   (Continued)

     objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 18
Effective July 1, 2001

                                  ARTICLE XIV.

                          RIGHT TO OFFSET BALANCES DUE

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 19
Effective July 1, 2001

                                   ARTICLE XV.

                          CONTRACT AND PROGRAM CHANGES

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change shall be made by the CEDING COMPANY without prior notification to the REINSURER and without changes being declared effective by the Securities and Exchange Commission (SEC), if necessary. The REINSURER will approve or disapprove of the fund change within fifteen (15) working days of the date on which they receive notification.

     The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with overall risk profile characteristics similar to those listed in Schedule B at inception of the Agreement. As long as this is the case, the REINSURER will approve such fund changes within fifteen (15) working days of receiving such notification.

     Should any such change result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall within fifteen (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then notwithstanding Article IX, the CEDING COMPANY shall have the right of immediate termination of this Agreement for new and inforce business affected by the change. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to any contract forms reinsured hereunder, such as the annuity product design and/or death benefit design, the fees and charges, or the addition of any riders. The REINSURER shall, within fifteen (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its approval of such change or its intent to revise the terms of this Agreement.

     Should any such change affect new business to be reinsured under this Agreement and result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that new business only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall, within fifteen
     (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then the CEDING COMPANY shall have the right of immediate termination of this Agreement for new business only. The CEDING COMPANY shall


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 20
Effective July 1, 2001

                    ARTICLE XV, CONTRACT AND PROGRAM CHANGES
                                   (Continued)

     provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

     Should any such change affect inforce contracts reinsured under this Agreement and result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, any of the terms of this Agreement in order to restore, to the extent possible, the risk profile of the business reinsured hereunder to its original position when priced by the REINSURER. The REINSURER shall, within fifteen
     (15) working days of the date on which notification was received, provide the CEDING COMPANY with notice of its intent to revise the terms of this Agreement. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER. If both parties are not able to reach a mutually satisfactory agreement on revised terms, then notwithstanding Article IX, the CEDING COMPANY shall have the right of immediate termination of this Agreement for inforce business affected by said change only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the revised terms would have become effective.

C. The above paragraphs notwithstanding, neither party, acting unreasonably, will withhold agreement to revised terms for the sole purpose of terminating this Agreement.

D. The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications produced by the CEDING COMPANY as though the REINSURER were a contractholder in the CEDING COMPANY's state of domicile.


Manufacturers life of N.A., Agreement No. 2001-47 (GMDB)                 Page 21
Effective July 1, 2001

                                  ARTICLE XVI.

                                 CONFIDENTIALITY

A. This Agreement incorporates the confidentiality agreement previously agreed to between the parties on December 1, 1998 (the "Confidentiality Agreement"), a copy of which is attached hereto as Exhibit IV. All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall, in accordance with the terms of the Confidentiality Agreement, hold confidential and not disclose or make competitive use of any shared Confidential Information of the other party (as such term is defined in the Confidentiality Agreement), unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available by means other than by either party or their agents, or unless the disclose is required for retrocession purposes, has been mandated by law, or is duly required by external auditors.

B. The REINSURER will treat all personal policyholder information received from the CEDING COMPANY as confidential information and will use good faith efforts to keep such information private and secure, in accordance with the CEDING COMPANY's commitment to its policyholders and in accordance with federal and state privacy laws. The CEDING COMPANY recognizes that the REINSURER may need to share certain information with auditors, regulators and retrocessionaires in the normal course of conducting business.


Manufacturers Life of N.A., Agreement No. 2001-A7 (GMDB)                 Page 22
Effective July 1, 2001

                                  ARTICLE XVII.

                                OTHER PROVISIONS

A. Notifications. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and either 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

     If to CEDING COMPANY: The Manufacturers Life Insurance Company of North
                           America
                           500 Boylston Street, Suite 400
                           Boston, MA 02116-3739
                           Attn: Chief Financial Officer

     If to REINSURER:      AXA Corporate Solutions Life Reinsurance Company
                           17 State Street, 32nd Floor
                           New York, New York 10004
                           Attn: Life Reinsurance Treaty Officer

     All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will
     1) if delivered personally or by overnight express, be deemed given upon delivery; 2) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

B. Assignment. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. Such consent shall not be unreasonably withheld. It is understood that the CEDING COMPANY, as of the writing of this Agreement, is contemplating an internal consolidation of its business that could result in the assignment of this Agreement to another entity within the CEDING COMPANY's corporate family. Said assignment shall be considered approved by the REINSURER.

C. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement. If said provision is deemed material to other provisions contained within the Agreement, both parties will negotiate in good faith to restore the Agreement to a similar position prior to said provision being determined to be invalid or unenforceable.

D.   Currency. All financial transactions under this Agreement shall be made in
     U. S. dollars.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 23
Effective July 1, 2001

                                 ARTICLE XVIII.

                                ENTIRE AGREEMENT

This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification to this Agreement shall be null and void unless made by Amendment or Addendum to the Agreement and signed by both parties.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 24
Effective July 1, 2001

                                  ARTICLE XIX.

                                     DAC TAX

                TREASURY REGULATION SECTION 1.848-2(g)98) ELECTION

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for the year this Agreement becomes effective and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 25
Effective July 1, 2001

                                   ARTICLE XX.

                              DURATION OF AGREEMENT

A. This Agreement shall be open for new business for a minimum of [*] measured from the EFFECTIVE DATE, subject to a limit of [*] of total new considerations to the CEDING COMPANY on the product(s) reinsured hereunder, divided by the REINSURER's Quota Share Percentage. Anytime on or after the second anniversary of this Agreement, or anytime on or after attainment of the limit on total new considerations described in this Paragraph, and upon ninety (90) days written notice, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement.

B. This Agreement shall be unlimited as to its duration but may be reduced or terminated for new business as provided in this Article, above.


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 26
Effective July 1, 2001

                                  ARTICLE XXI.

                             EXECUTION OF AGREEMENT

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the EFFECTIVE DATE.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


By: /s/ David Libbey                       Date: Feb 15, 2002
    -----------------------------------
    David Libbey, Vice President & CFO


Attest: /s/ Marc Costantini
        -------------------------------
        Marc Costantini, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado
    ------------------------------------   Date: 06 February 2002
    Michael W. Pado, President


By: /s/ Dina Greenbaum
    ------------------------------------
    Dina Greenbaum, Assistant Vice
    President


Attest: /s/ Julia Cornely
        --------------------------------
        Julia Cornely, Assistant Vice
        President


Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)                 Page 27
Effective July 1, 2001

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. REINSURER's Quota Share Percentage:

     [*]

B. Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sale discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis.

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 81 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

                                                                   Continued....

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69

     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

          a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

          b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                   CONTINUED....

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

F. RELATED CONTRACTS:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98

     VENTURE.003; VENTURE.003.98

     VENTURE.004

     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98
        VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00, VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
        VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
        VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
        VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

     GEM Rider Form
     BR009.00; BR009.00G

     Annual Step Rider Form
     BR002.99; BR010.00; BR010.00G

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Cohen & Steers
Real Estate Securities

Davis Selected
Financial Services
Fundamental Value

Dreyfus
All Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Investco
Telecommunications Trust
Mid Cap Growth Trust

Janus
Dynamic Growth Trust

Jennison
Capital Appreciation Trust

Lord Abbett
Mid Cap Value Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander. Sher.
Value Trust
High Yield Trust

Brinson
Tactical Allocation Trust

Munder
Internet Technologies

PIMCO
Global Bond Trust
Total Return Trust

Putnam
Global Equity
Mid Cap Opportunities

Rowe Price -- Flem.
International Stock Trust

Salomon
US Government Securities Trust
Strategic Bond Trust

SsgA
Growth Trust

SsgA
Growth Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

Fixed Funds
One Year
DCA Twelve Month
DCA Six Month

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   SCHEDULE C

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 1 of 3)

Field Description                                          Comments
-----------------                            ------------------------------------
Annuitant's ID:                              Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                        Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                  Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                            Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                            YYYYMMDD
Policy Issue Status                          NI = True New Issue, SC = Spousal
                                             Continuance,
                                             EX = 1035 Exchange
Tax Status                                   Qualified (Q), or Non-qualified (N)

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   SCHEDULE C

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 2 of 3)

Field Description                      Comments
-----------------                      --------
GMDB/EEB SECTION (If applicable
Mortality Risk Definition Indicator    AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                    A = Annuitant, 0 = Owner, 1 = 1st to die, 2 = 2nd to die
                                       (e.g., A2 = payable upon death of second joint annuitants)
Current Ratchet Value                  If Applicable
Current Reset Value                    If Applicable
Current Rollup Value                   If Applicable
Current Return of Premium Value        If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                 Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective
   Date of the Rider
Mortality Risk        VNAR             Max [Contractual Death Benefit - Account Value), O]
                      SCNAR            Surrender Charge, if applicable
                      EEMNAR           T%(AV less Net Purchase Payments), if applicable
Earnings                               AV less Net Purchase Payments
Earnings Cap                           If Applicable
Tax Percentage                         If Applicable

GMIB SECTION (If applicable)
GMIB Indicator                         Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                 01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period           YYYYMMDD
GMIB Annuitization Date                YYYYMMDD - actual date
Most Recent GMIB Step-up/Reset Date    YYYYMMDD, if applicable
Cancellation Date                      YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                      Calculated using an individual life annuity form with 10 years certain
Treasury Rate                          Used in IBNAR calculation

GMAB SECTION (If applicable)
GMAB Indicator                         Y = benefit elected, N = benefit not elected, NA = not applicable
Accumulation Benefit Elected           01 = option 1, 02 = option 2, etc.
Maturity Date                          YYYYMMDD
Most Recent GMAB Step-up /
   Rollover Date                       YYYYMMDD, if applicable
Cancellation Date                      YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                  Current Value
GMAB NAR                               Max [(GMAB Guaranteed Value - Account Value), O]

Account Value                          Current total  value
Surrender Charge                       If reinsured
Cumulative Deposits                    Total premiums
Cumulative Withdrawals                 Total withdrawals
Net Purchase Payments                  Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death      dollar value
Quota Share reinsured                  percentage

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   SCHEDULE C

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 3 of 3)

Field Description                      Comments
-----------------                      --------
Funding Vehicle Values:
   "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:

Termination Date             YYYYMMDD, If applicable

Reason for Termination       Death (D), Annuitization (A), 1035 Exchange (X),
                             GMIB Election (I) Other (0).
Cause of Death               If applicable. Use your Cause of Death code, and
                             provide translation.

Summary Information:         For reconciliation purposes (may be paper summary)

Total number of records      Monthly aggregate information by GMIB Design, GMAB
                             Design, and Pricing Cohort (if applicable)

Total of each dollar field   Monthly aggregate Information by GMIB Design, GMAB
                             Design, GMAB Design, and Pricing Cohort (if applicable)

Note: All values to nearest dollar

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                    EXHIBIT I

                   1994 VARIABLE ANNUITY MGDB MORTALITY TABLE

                   (APPLIED AGE LAST BIRTHDAY AT ATTAINED AGE)

ATTAINED AGE    MALE QX   FEMALE QX
------------   --------   ---------
       1            [*]         [*]
       2            [*]         [*]
       3            [*]         [*]
       4            [*]         [*]
       5            [*]         [*]
       6            [*]         [*]
       7            [*]         [*]
       8            [*]         [*]
       9            [*]         [*]
      10            [*]         [*]
      11            [*]         [*]
      12            [*]         [*]
      13            [*]         [*]
      14            [*]         [*]
      15            [*]         [*]
      16            [*]         [*]
      17            [*]         [*]
      18            [*]         [*]
      19            [*]         [*]
      20            [*]         [*]
      21            [*]         [*]
      22            [*]         [*]
      23            [*]         [*]
      24            [*]         [*]
      25            [*]         [*]
      26            [*]         [*]
      27            [*]         [*]
      28            [*]         [*]
      29            [*]         [*]
      30            [*]         [*]
      31            [*]         [*]
      32            [*]         [*]
      33            [*]         [*]
      34            [*]         [*]
      35            [*]         [*]
      36            [*]         [*]
      37            [*]         [*]
      38            [*]         [*]
      39            [*]         [*]
      40            [*]         [*]
      41            [*]         [*]
      42            [*]         [*]
      43            [*]         [*]
      44            [*]         [*]
      45            [*]         [*]
      46            [*]         [*]
      47            [*]         [*]
      48            [*]         [*]
      49            [*]         [*]
      50            [*]         [*]
      51            [*]         [*]
      52            [*]         [*]
      53            [*]         [*]
      54            [*]         [*]
      55            [*]         [*]
      56            [*]         [*]
      57            [*]         [*]
      58            [*]         [*]
      59            [*]         [*]

ATTAINED AGE    MALE QX   FEMALE QX
------------   --------   ---------
      60            [*]         [*]
      61            [*]         [*]
      62            [*]         [*]
      63            [*]         [*]
      64            [*]         [*]
      65            [*]         [*]
      66            [*]         [*]
      67            [*]         [*]
      68            [*]         [*]
      69            [*]         [*]
      70            [*]         [*]
      71            [*]         [*]
      72            [*]         [*]
      73            [*]         [*]
      74            [*]         [*]
      75            [*]         [*]
      76            [*]         [*]
      77            [*]         [*]
      78            [*]         [*]
      79            [*]         [*]
      80            [*]         [*]
      81            [*]         [*]
      82            [*]         [*]
      83            [*]         [*]
      84            [*]         [*]
      85            [*]         [*]
      86            [*]         [*]
      87            [*]         [*]
      88            [*]         [*]
      89            [*]         [*]
      90            [*]         [*]
      91            [*]         [*]
      92            [*]         [*]
      93            [*]         [*]
      94            [*]         [*]
      95            [*]         [*]
      96            [*]         [*]
      97            [*]         [*]
      98            [*]         [*]
      99            [*]         [*]
     100            [*]         [*]
     101            [*]         [*]
     102            [*]         [*]
     103            [*]         [*]
     104            [*]         [*]
     105            [*]         [*]
     106            [*]         [*]
     107            [*]         [*]
     108            [*]         [*]
     109            [*]         [*]
     110            [*]         [*]
     111            [*]         [*]
     112            [*]         [*]
     113            [*]         [*]
     114            [*]         [*]
     115            [*]         [*]

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

FOR CONTRACTS WITH CUMULATIVE DEPOSITS [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VENTURE GMDB        ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
Annual Ratchet          0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]
Return of Premium      80-85         [*]          [*]        [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VISION GMDB         ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
5% Rollup               0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VENTURE III GMDB    ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
Return of Premium       0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]
                       80-85         [*]          [*]        [*]

Annual Ratchet          0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                        EXHIBIT II, REINSURANCE PREMIUMS

                                   (CONTINUED)

FOR CONTRACTS WITH CUMULATIVE DEPOSITS [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VENTURE GMDB        ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
ANNUAL RATCHET          0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]
RETURN OF PREMIUM      80-85         [*]          [*]        [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VISION GMDB         ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
5% Rollup               0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]

                                 REINSURANCE   PREMIUMS   GUARANTEED
VENTURE III GMDB    ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
-----------------   ----------   -----------   --------   ----------
RETURN OF PREMIUM       0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]
                       80-85         [*]          [*]        [*]

ANNUAL RATCHET          0-49         [*]          [*]        [*]
                       50-59         [*]          [*]        [*]
                       60-69         [*]          [*]        [*]
                       70-79         [*]          [*]        [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., AGREEMENT NO. 2001-47 (GMDB)
Effective July 1, 2001

                        EXHIBIT II, REINSURANCE PREMIUMS

                                   (CONTINUED)

EEB PREMIUMS [*]

                                     REINSURANCE   GUARANTEED
VENTURE GEM (EEB)       ISSUE AGES    PREMIUMS*      MAXIMUM
---------------------   ----------   -----------   ----------
                            0-49         [*]           [*]
                           50-59         [*]           [*]
                           60-69         [*]           [*]
                           70-79         [*]           [*]
                           80-85         [*]           [*]

                                     REINSURANCE   GUARANTEED
VENTURE III GEM (EEB)   ISSUE AGES    PREMIUMS*      MAXIMUM
---------------------   ----------   -----------   ----------
                            0-49         [*]           [*]
With ROP Death
   Benefit                 50-59         [*]           [*]
                           60-69         [*]           [*]
                           70-80         [*]           [*]

With Annual Ratchet
   Death Benefit            0-49         [*]           [*]
                           50-59         [*]           [*]
                           60-69         [*]           [*]
                           70-79         [*]           [*]
                           80-85         [*]           [*]

* The current premium rate shall be in effect for a minimum of twenty (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                                   EXHIBIT III

                             BENEFIT LIMITATION RULE

TRAPEZOIDAL RULE

Average Aggregate Account Value inforce in calendar year Z equals:

AV(Jan(B))
---------- +
   24

AV(Feb(B)) + AV(Mar(B)) + AB(Apr(B)) + AV(May(B))
------------------------------------------------- +
                        12

AV(Jun(B)) + AV(Jul(B)) + AV(Aug(B)) + AB(Sep(B))
------------------------------------------------- +
                        12

AV(Oct(B)) + AV(Nov(B)) + AV(Dec(B))
------------------------------------ +
                 12

AV(Dec(E))
----------
    24

where AV(Month(B)) is equal to the beginning of month aggregate account value of the Related Contracts listed in Schedule A and AV(Month(B)) is equal to the end of month aggregate account value of the Related Contracts listed in Schedule A.

For partial calendar years AV(Month(B)) for months prior to the EFFECTIVE DATE of this Reinsurance Agreement or for months subsequent to the termination of all business hereunder, should be set equal to zero.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1, 2001

                          EXHIBIT IV

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

Manufacturers Life of N.A., Agreement No. 2001-47(GMDB)
Effective July 1, 2001

                               (AXA RE LIFE LOGO)
                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement ("Agreement") is made as of 1 December, 1998 by and between AXA Re Life Insurance Company AXA RE"). a life insurance company organized and existing under the laws of the State of Delaware, and The Manufacturers Life Insurance Company of North America ("Company"), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the parties hereto intend to disclose, both orally and in writing, certain confidential and proprietary information ("Confidential information") to each other, and to the designated Affiliates and representatives of each other, in furtherance of evaluating the possibility of entering into a reinsurance program between AXA Re and the Company covering various guaranteed benefits within new and/or inforce variable annuity and/or variable life contracts that incorporate Company Confidential Information; and

WHEREAS, the parties wish to protect certain Confidential Information which may be disclosed between them, particularly regarding AXA Re's program for reinsuring variable annuity contracts.

NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto acknowledge and agree that the Confidential Information disclosed hereunder is confidential, proprietary and trade secret to the disclosing party and is disclosed to the receiving party on a confidential basis under this Agreement, to be used only as expressly permitted by the terms and conditions of this Agreement Title to the Confidential Information will remain at all times in the disclosing party and no transfer of any interest is either expressly granted or implied.

CONFIDENTIAL INFORMATION

As used in this Agreement, the term "Confidential Information" includes but is not limited to the following items, whether existing now or created in the future. (a) all knowledge or information concerning the business, operations and assets of the parties hereto and their respective Subsidiaries and Affiliates which is not readily available to the public, such as; internal operating procedures; investment strategies; sales data and customer lists, financial plans, projections and reports; and insurance and investment company programs, plans and products; (b) all property owned, licensed and/or developed by or for the parties, their Subsidiaries or Affiliates or their respective clients and not readily available to the public, such as computer systems, programs, software and devices, plus information about the design, methodology and documentation therefore (c) information, materials, products or any other tangible or intangible assets in the possession or the control of the parties or their Subsidiaries or Affiliates which is proprietary to, or confidential to or about, any other person or entity; (d) proprietary or confidential information obtained from persons or entities conducting business with the parties or their Subsidiaries or Affiliates in any capacity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

                               (AXA RE LIFE LOGO)

The following shall not limit the generality of the foregoing; (a) Confidential Information of AXA Re shall include, without limitation, all information with respect to AXA Re's program for reinsuring variable annuities and/or variable life insurance, any actuarial, pricing and financial information provided by AXA Re or its Affiliated companies to the Company, and all information conveyed orally or by any other means by AXA Re or its Affiliated companies to the Company, with respect to reinsurance of variable annuities and/or variable life insurance; and (b) Confidential Information of the Company shall include. without limitation, all information with respect to its variable annuity and/or variable life contract, any actuarial, pricing and financial information provided by the Company or its Affiliated companies to AXA Re, the Company annuity pricing model, and all information conveyed orally or by any other means by the Company or its Affiliated companies to AXA Re, with respect to Company variable annuity and/or variable life insurance programs

Failure to mark any material or information "Confidential" shall not affect the confidential nature therefore.

The restrictions against disclosing and disseminating the Confidential information shall not apply to:

     i. general skills and experience gamed by employees of either party, their Subsidiaries or their Affiliates; or

     ii. information known by the receiving party prior to disclosure under this Agreement; or

     iii. information disclosed to the receiving party by a third party who was not under an obligation of confidentiality to the disclosing party; or

     iv. information which is publicly available or generally known within the insurance or data processing industries; or

     v. information which is independently developed by the receiving party prior to, concurrent with or subsequent to the disclosing party's disclosure without any wrongful act or breach of this Agreement by the receiving party; or

     vi. information which becomes available to one party, its Subsidiaries, its Affiliates or its representatives on a non-confidential basis from sources other than the other party or its Subsidiaries, Affiliates or representatives, provided that the recipient of such information does not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information.

The foregoing notwithstanding, nothing in this Agreement shall be construed to prohibit the disclosure of Confidential Information in accordance with the terms of a court order. In the event one of the parties becomes legally compelled to disclose the Confidential Information of the other, the party being compelled shall provide prompt and reasonable notice to the other party, so that the other party may seek a protective order, an appeal, or other appropriate remedy.

                               (AXA RE LIFE LOGO)

BREACH

The parties hereto recognize that the unauthorized disclosure, duplication, reproduction or use of the Confidential Information would cause irreparable harm to the disclosing party and that monetary damages will be inadequate to compensate the disclosing party for such breach. For that reason, the parties hereto shall be entitled to seek, in any court of competent jurisdiction, injunctive relief including a preliminary injunction and an order of seizure and impoundment under Section 503 of the Copyright Act and the receiving party will not object to the entry of an injunction or other equitable relief against it on the basis of an adequate remedy at law or other reason. Such relief shall be cumulative and in addition to whatever other remedies the disclosing party may have.

MISCELLANEOUS

(a) No waiver of any provision of this Agreement shall be effective unless contained in a writing executed by the party against whom enforcement thereof is sought A waiver of any specific term hereof shall not be deemed to constitute a waiver of any other term hereof, nor shall a waiver on any one or more occasions be deemed to imply or constitute a waiver of the same of any other term on any other occasion.

(b) If any part of this Agreement shall be held to be void or unenforceable, such part shall be treated as severable, leaving valid the remainder of the Agreement.

(c) This Agreement shall be construed in accordance with the laws of the State of Delaware

(d) Anything in this Agreement to the contrary notwithstanding, nothing herein shall be construed as a commitment by either party to enter into a Reinsurance Agreement or to engage in anything beyond having Initial discussions and exchanging information which may lead to a formal request for a reinsurance proposal and subsequent preparation thereof

(e) Each of the parties shall cause its respective Subsidiaries and Affiliates to abide by the terms of this Agreement, and in the event of a violation of this Agreement by their respective Subsidiaries or Affiliates, shall be liable hereunder to the same extent as if, themselves, had committed such violation.

(f)  For purposes of this Agreement:

     (i) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another person or beneficially owns or has the power to vote or direct the vote of twenty-five percent (25%) or more of any class of voting stock (or of any form of voting equity Interest in the case of a person that is not a corporation) of such other person. For purposes of this definition, "control", including the terms "controlling" and "controlled", means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether

                               (AXA RE LIFE LOGO)

          through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

     (ii) "Subsidiary' of a person means any person with respect to whom such specified person, directly or indirectly, beneficially owns fifty percent (50%) or more of the equity interests in, or holds the voting control of fifty percent (50%) to more of the equity interests in, such person.

(g) Upon the written request of AXA Re at any time, the Company will return to AXA Re all AXA Re Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that the Company shall be entitled to retain AXA Re Confidential Information required by the Company in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(h) Upon the written request of the Company at any time, AXA Re will return to the Company all Company Confidential Information, provided that if AXA Re enters into a reinsurance agreement with the Company, that AXA Re shall be entitled to retain Company Confidential Information required by AXA Re in order to fulfill its obligations under the reinsurance agreement (but that any such Confidential Information shall not be used for any other purpose).

(i) Nothing in this agreement shall prevent the Company and AXA Re from developing reinsurance products, or limit their respective rights to develop reinsurance products, provided the Company does not use AXA Re Confidential Information and AXA Re does not use Company Confidential Information in connection with the development of such products.

COMMENCEMENT AND TERMINATION OF AGREEMENT

This Agreement is effective upon the date first written above. The obligations of each party set out in the preceding paragraphs above shall survive the termination of the Agreement.

Notwithstanding anything in this Agreement to the contrary, each party agrees that any agreement executed between them as a result of these discussions shall incorporate the confidentiality provisions contained herein, and this Agreement shall be deemed to continue in full force and effect during all terms of such subsequent agreement.

GENERAL PROVISIONS

This Agreement shall be governed by and construed, and the legal relations between the parties shall be determined, in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws. This Agreement supersedes all prior understandings and negotiations, oral and written, and constitutes the entire understanding between the parties on this subject. This Agreement and any of the rights or obligations hereunder are not assignable without AXA Re's prior written permission.

                                 (AXA LIFE LOGO)

No waiver, modification, or amendment to the Agreement shall be binding upon the parties unless It is in writing signed by an Authorized Representative of the party against whom enforcement is sought

IN WITNESS THEREOF, the parties by their duly Authorized Representatives have caused this Agreement to be executed as of the date first written above.

AXA RE LIFE INSURANCE COMPANY           THE MANUFACTURERS LIFE INSURANCE
                                        COMPANY OF NORTH AMERICA


By: /s/ Michael Sakoulas                By: /s/ Dana Tatro
    ---------------------------------       ------------------------------------
    Michael Sakoulas                        Dana Tatro
Title: Vice President,                  Title: Senior Actuarial Associate
Reinsurance Solutions

Date: 1 December, 1998                  Date: 1 December, 1998

                                    EXHIBIT V

                               WIRING INSTRUCTIONS

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY'S TECHNICAL ACCOUNT

Account held at:   Chase Manhattan Bank, N.A.
                   New York, NY 10019

Account Number:    ABA#      021000021
                   Account # 323-095569
                   Premium & Loss Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA'S ACCOUNT

Account held at:   State Street Bank and Trust Co.
                   Boston, MA

Account Number:    ABA#      011000028
                   Account # 50814086
                   MNA Transfer Account

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB)
Effective July 1. 2001

                               AMENDMENT NO. 1 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                                (CEDING COMPANY)

                                       AND

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective January 28, 2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     - SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached Schedule A to document, under Paragraph F, the addition of Vision Class B shares as a covered product under the terms of this Agreement. Note that Vision Class A shares, the Vision product currently reinsured hereunder, will continue to be sold under the terms currently existing hereunder for that product.

     -    EXHIBIT II, REINSURANCE PREMIUMS, is hereby replaced by the attached
          Exhibit II to set forth the reinsurance premiums applicable to Vision Class B shares.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE REINSURANCE COMPANY OF NORTH AMERICA


By: /s/ David Libbey                    Date: Feb 15, 2002
    ---------------------------------
    David Libbey, Vice President and
    CFO


Attest: /s/ Marc Costantini
        -----------------------------
        Marc Costantini, Vice
        President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado                 Date: illegible February 2002
    ---------------------------------
    Michael W. Pado, President


By: /s/ Dina Greenbaum
    ---------------------------------
    Dina Greenbaum, Assistant Vice
    President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice
        President

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. REINSURER's Quota Share Percentage:

     [*]

B. Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sale discretion, elect. revoke or make changes to their contract within sixty (60) days (hereinafter known as the 6O-day window) of the contract issue date. The election or termination of any optional rider within the 60o day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 6O-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis.

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 8' subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

                                                                   Continued....

Manufacturers Life 0f N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1. Effective January 28, 2002

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69

     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

          a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

          b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                   Continued....

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

F. Related Contracts:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98

     VENTURE.003; VENTURE.003.98

     VENTURE.004

     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98

     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

     GEM Rider Form

     BR009.00; BR009.00G

     Annual Step Rider Form

     BR002.99; BR010.00; BR010.00G

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

FOR CONTRACTS WITH CUMULATIVE DEPOSITS [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VENTURE GMDB                 ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
------------                 ----------   -----------   --------   ----------
Annual Ratchet                   0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]
Return of Premium               80-85         [*]          [*]         [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VISION GMDB (CLASS A)        ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
---------------------        ----------   -----------   --------   ----------
5% Rollup                        0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]


VISION GMDB (CLASS B)                     REINSURANCE   PREMIUMS   GUARANTEED
EFFECTIVE JANUARY 28, 2002   ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
--------------------------   ----------   -----------   --------   ----------
5% Rollup                        0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VENTURE III GMDB             ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
----------------             ----------   -----------   --------   ----------
Return of Premium                0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]
                                80-85         [*]          [*]         [*]

Annual Ratchet                   0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                        EXHIBIT II, REINSURANCE PREMIUMS

                                   (CONTINUED)

FOR CONTRACTS WITH CUMULATIVE DEPOSITS [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VENTURE GMDB                 ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
------------                 ----------   -----------   --------   ----------
Annual Ratchet                   0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]
Return of Premium               80-85         [*]          [*]         [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VISION GMDB (CLASS A)        ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
---------------------        ----------   -----------   --------   ----------
5% Rollup                        0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]

VISION GMDB (CLASS B)                     REINSURANCE   PREMIUMS   GUARANTEED
EFFECTIVE JANUARY 28, 2002   ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
--------------------------   ----------   -----------   --------   ----------
5% Rollup                        0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]

                                          REINSURANCE   PREMIUMS   GUARANTEED
VENTURE III GMDB             ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
----------------             ----------   -----------   --------   ----------
Return of Premium                0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]
                                80-85         [*]          [*]         [*]

Annual Ratchet                   0-49         [*]          [*]         [*]
                                50-59         [*]          [*]         [*]
                                60-69         [*]          [*]         [*]
                                70-79         [*]          [*]         [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                        EXHIBIT II, REINSURANCE PREMIUMS

                                   (CONTINUED)

EEB PREMIUMS REGARDLESS OF CONTRACT SIZE:

                                                 REINSURANCE   GUARANTEED
VENTURE GEM (EEB)                   ISSUE AGES    PREMIUMS*      MAXIMUM
-----------------                   ----------   -----------   ----------
                                        0-49         [*]          [*]
                                       50-59         [*]          [*]
                                       60-69         [*]          [*]
                                       70-79         [*]          [*]
                                       80-85         [*]          [*]

                                                 REINSURANCE   GUARANTEED
VENTURE III GEM (EEB)               ISSUE AGES    PREMIUMS*      MAXIMUM
---------------------               ----------   -----------   ----------
With ROP Death Benefit                  0-49         [*]          [*]
                                       50-59         [*]          [*]
                                       60-69         [*]          [*]
                                       70-80         [*]          [*]

With Annual Ratchet Death Benefit       0-49         [*]          [*]
                                       50-59         [*]          [*]
                                       60-69         [*]          [*]
                                       70-79         [*]          [*]
                                       80-85         [*]          [*]

* The current premium rate shall be in effect for a minimum of twenty (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life of N.A., Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 1, Effective January 28, 2002

                                 AMENDMENT NO. 2

                          To the Reinsurance Agreement

                                     Between

            The Manufacturers Life Insurance Company of North America

                                       And

                AXA Corporate Solutions Life Reinsurance Company
                             (Agreement No. 2001-47)

WHEREAS, The Manufacturers Life Insurance Company of North America merged with its affiliate. The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA").

NOW THEREFORE, in consideration of the mutual agreements, promises and covenants provided herein, the parties agree as follows:

Except as hereinafter specified, all terms and conditions of the Reinsurance Agreement effective the 1st day of July, 2001. amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

All references to "The Manufacturers Life Insurance Company of the North America" or "the Ceding Company" shall be changed to or shall refer to Manulife USA.

This Amendment shall be effective January 1, 2002.

Reinsurance in force hereunder will continue to be governed by the terms and conditions of the Agreement until the termination or expiry of each reinsurance cession.

IN WITNESS WHEREOF, The Manufacturers Life Insurance Company of North America and AXA have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

The Manufacturers Life Insurance Company of North America


By: illegible                           Attest: illegible
    ---------------------------------           --------------------------------
Title: illegible                        Title: illegible
Date: illegible                         Date: illegible

The Manufacturers Life Insurance        AXA
Company of North America
Amendment prepared: April 9, 2002

AXA Corporate Solutions Life Reinsurance Company


By: illegible                           Attest: illegible
    ---------------------------------           --------------------------------
Title: President & illegible            Title: Assistant VP
Date: 03 Mar 2002                       Date: 03 May 2002

The Manufacturers Life Insurance        AXA
Company of North America
Amendment prepared: April 9, 2002

                               AMENDMENT NO. 3 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     1. Effective as of inception of this Agreement, July 1, 2001, the 70-79 and 80-85 issue age premium bands are hereby revised to represent the same issue age parameters in place for the policy benefits. Thus, the 70-79 issue age premium band shall be revised to 70-80, and the 80-85 issue age premium band shall be revised 81-85. Further, the 81-85 issue age premium band under the Venture III GEM (EEB) section has been moved from the Annual Ratchet heading to the ROP heading which is the correct applicable benefit for the 81-85 issue age band.

     2.   Effective as of May 13, 2002, this Amendment hereby adds Venture
          Class B shares and Venture III Class B shares as covered products under the terms of this Agreement. Class A shares currently reinsured hereunder, will generally no longer be available for new business, although occasional sales may still occur. GMDB reinsurance premiums effective as of the date of this amendment shall apply to both Class A and Class B contracts sold on or after May 13, 2002.

          Note: There is no change in GMDB reinsurance premiums for the Annual
                Ratchet benefit. EEB reinsurance premiums are unaffected.

     3. Class B GMDB reinsurance premiums pertaining to the Vision product, added effective January 28, 2002, as documented in Amendment 1 to this Agreement, shall apply to both Class A and Class B Vision contracts sold on or after January 28, 2002.

     To effect the above-described changes EXHIBIT II, REINSURANCE PREMIUMS, is hereby replaced by the attached revised Exhibit II.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the reinsurance Agreement together with all Amendments and supplements thereto.

Manufacturers Life (U.S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 3

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David Libbey                    Date: June 5, 2002
    ---------------------------------
    David Libbey, Vice President and
    CFO


Attest: /s/ Robert Leach
        -----------------------------
        Robert Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael W. Pado                 Date: 28 May 2002
    ---------------------------------
    Michael W. Pado, President


By: /s/ Dina Greenbaum
    ---------------------------------
    Dina Greenbaum, Assistant Vice
    President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice
        President

Manufacturers Life (U.S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 3

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

FOR CONTRACTS WITH CUMULATIVE DEPOSITS [*]:

                                               REINSURANCE   PREMIUMS   GUARANTEED
          VENTURE GMDB            ISSUE AGES     MINIMUM     MAXIMUM*    MAXIMUM
          ------------            ----------   -----------   --------   ----------
Annual Ratchet                        0-49         [*]          [*]        [*]
(Effective July 1, 2001 and          50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
Return of Premium
(Effective July 1, 2001 through      81-85         [*]          [*]        [*]
May 12, 2002)

Return of Premium
(Effective May 13, 2002 and          81-85         [*]          [*]        [*]
thereafter)

                                               REINSURANCE   PREMIUMS   GUARANTEED
          VENTURE GMDB            ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
          ------------            ----------   -----------   --------   ----------
5% Rollup                             0-49         [*]          [*]        [*]
(Effective July 1, 2001 through      50-69         [*]          [*]        [*]
January 27, 2002)                    60-59         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

5% Rollup                             0-49         [*]          [*]        [*]
(Effective January 28, 2002 and      50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

                                               REINSURANCE   PREMIUMS   GUARANTEED
        VENTURE III GMDB          ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
        ----------------          ----------   -----------   --------   ----------

Return of Premium                     0-49         [*]          [*]        [*]
(Effective July 1, 2001 through      50-59         [*]          [*]        [*]
May 12, 2002)                        60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
                                     81-85         [*]          [*]        [*]

Annual Ratchet                        0-49         [*]          [*]        [*]
(Effective July 1, 2001 and          50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

                                                      Continued on next page....

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 3

                        EXHIBIT II, REINSURANCE PREMIUMS

                                  (CONTINUED)

FOR CONTRACT WITH CUMULATIVE Deposits [*]:

                                               REINSURANCE   PREMIUMS   GUARANTEED
       VENTURE III GMDB           ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
       ----------------           ----------   -----------   --------   ----------
Return of Premium                     0-49         [*]          [*]        [*]
(Effective May 13,2002 and           50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
                                     81-85         [*]          [*]        [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

                                                      Continued on next page....

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 3

                        EXHIBIT II, REINSURANCE PREMIUMS

                                  (CONTINUED)

FOR CONTRACT WITH CUMULATIVE DEPOSITS [*]:

                                               REINSURANCE   PREMIUMS   GUARANTEED
          VENTURE GMDB            ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
          ------------            ----------   -----------   --------   ----------
Annual Ratchet                        0-49         [*]          [*]        [*]
(Effective July 1, 2001 and          50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
Return of Premium
(Effective July 1, 2001 through      81-85         [*]          [*]        [*]
May 12, 2002)

Return of Premium
(Effective May 13, 2002 and          81-85         [*]          [*]        [*]
thereafter)

                                               REINSURANCE   PREMIUMS   GUARANTEED
          VISION GMDB             ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
          -----------             ----------   -----------   --------   ----------

5% Rollup                             0-49         [*]          [*]        [*]
(Effective July 1, 2001 through      50-59         [*]          [*]        [*]
January 27, 2002)                    60-59         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

5% Rollup                             0-49         [*]          [*]        [*]
(Effective January 28, 2002 and      50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

                                               REINSURANCE   PREMIUMS   GUARANTEED
        VENTURE III GMDB          ISSUE AGES     MINIMUM     MAXIMUM*    MAXIMUM
        ----------------          ----------   -----------   --------   ----------
Return of Premium                     0-49         [*]          [*]        [*]
(Effective July 1, 2001 through      50-59         [*]          [*]        [*]
May 12, 2002)                        60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
                                     81-85         [*]          [*]        [*]

Annual Ratchet                        0-49         [*]          [*]        [*]
(Effective July 1, 2001 and          50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]

                                                      Continued on next page....

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 3

                        EXHIBIT II, REINSURANCE PREMIUMS

                                  (CONTINUED)

FOR CONTRACT WITH CUMULATIVE Deposit [*]

                                               REINSURANCE   PREMIUMS   GUARANTEED
        VENTURE III GMDB          ISSUE AGES     MINIMUM     MAXIMUM*     MAXIMUM
        ----------------          ----------   -----------   --------   ----------
Return of Premium                     0-49         [*]          [*]        [*]
(Effective May 13,2002 and           50-59         [*]          [*]        [*]
thereafter)                          60-69         [*]          [*]        [*]
                                     70-80         [*]          [*]        [*]
                                     81-85         [*]          [*]        [*]

*    The current maximum premium rate shall be in effect for a minimum of twenty
     (20) years form the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

                                                      Continued on next page....

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 3

                        EXHIBIT II, REINSURANCE PREMIUMS

                                   (Continued)

EEB Premiums regardless of contract size:

                                                 REINSURANCE   GUARANTEED
        VENTURE GEM (EEB)           ISSUE AGES    PREMIUMS*      MAXIMUM
        -----------------           ----------   -----------   ----------
                                        0-49         [*]           [*]
                                       50-59         [*]           [*]
                                       60-69         [*]           [*]
                                       70-80         [*]           [*]
                                       81-85         [*]           [*]

                                                 REINSURANCE   GUARANTEED
      VENTURE III GEM (EEB)         ISSUE AGES    PREMIUMS*      MAXIMUM
      -------------------           ----------   -----------   ----------
                                        0-49         [*]           [*]
With ROP Death Benefit                 50-59         [*]           [*]
                                       60-69         [*]           [*]
                                       70-80         [*]           [*]
                                       81-85         [*]           [*]
With Annual Ratchet Death Benefit       0-49         [*]           [*]
                                       50-59         [*]           [*]
                                       60-69         [*]           [*]
                                       70-80         [*]           [*]

* The current premium rate shall be in effect for a minimum of twenty (20) years from the EFFECTIVE DATE of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 3

                               AMENDMENT NO. 4 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective July 1, 2002, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached Schedule A to document, under Paragraph A, the revised Reinsurer's Quota Share Percentage.

     This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE
COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: 8/15/02
    ---------------------------------
    David W. Libbey, Vice President
    and CFO


Attest: /s/ Robert K. Leach
        -----------------------------
        Robert k. Leach, Vice
        President


AXA CORPORATE SOLUTIONS LIFE
REINSURANCE COMPANY


By: /s/ Michael W. Pado                 Date: 12 August 2002
    ---------------------------------
    Michael W. Pado, President


By: /s/ Michael S. Sakoulas
    ---------------------------------
    Michael S. Sakoulas, Senior Vice
    President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice
        President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 4, Effective July 1, 2002

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. REINSURER's Quota Share Percentage:

     [*] for policies issued July 1, 2001 through June 30, 2002

     [*] for policies issued July 1, 2002 through June 30, 2003

B. Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60- day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis.

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 81 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

                                                                   Continued....

Manufacturers Life (U S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 4. Effective July 1, 2002

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

 D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69

     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

          a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

          b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                   Continued....

Manufacturers Life (U S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 4. Effective July 1, 2002

                        SCHEDULE A. PLANS OF REINSURANCE

                                   (Continued)

F.   Related Contracts:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98
     VENTURE.003; VENTURE.003.98
     VENTURE.004
     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98
     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

     GEM Rider Form

     BR009.00; BR009.00G

     Annual Step Rider Form

     BR002.99; BR010.00; BR010.00G

Manufacturers Life (U.S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 4. Effective July 1, 2002

                               AMENDMENT NO. 5 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                    between

                THE MANUFACTURES LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE A. PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A, effective October 7, 2002, to add as covered products under Paragraph F, Related Contracts, the Wealthmark and Wealthmark ML3 version of Venture and Venture III distributed through Scudder; and

     SCHEDULE B. INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B

          1. to add the funds offered under the Wealthmark and Wealthmark ML3 products and

          2. to document revisions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURES LIFE INSURANCE
COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: 12/20/02
    ---------------------------------
    David W. Libbey, Vice President
    and CFO


Attest: /s/ Robert K. Leach
        -----------------------------
        Robert K. Leach, Vice
        President


AXA CORPORATE SOLUTIONS LIFE
REINSURANCE COMPANY


By: /s/ Michael W. Pado                 Date: 12/18/02
    ---------------------------------
    Michael W. Pado, President


By: /s/ Josee Deroy
    ---------------------------------
    Josee Deroy, Vice President


Attest: /s/ Julia Cornerly
        -----------------------------
        Julia Cornerly, Assistant
        Vice President

Manufacturers Life (U S.A.) Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 5

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. REINSURER'S QUOTA SHARE PERCENTAGE:

     [*]

B. ISSUE DATES:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sale discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (CONTRACTUAL DEATH BENEFIT) REINSURED:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis.

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 81 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis.

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

                                                                   CONTINUED....

Manufacturers Life (U S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 5

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69

     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

    1.   Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

          a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

          b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                   Continued....

Manufacturers Life (U.S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 5

                        SCHEDULE A. PLANS OF REINSURANCE

                                   (Continued)

F. Related Contracts:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

     Wealthmark and Wealthmark ML3 versions of Venture and Venture III distributed through Scudder ladded October 7, 2002)

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98

     VENTURE.003; VENTURE.003.98

     VENTURE.004

     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98

     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

     GEM Rider Form

     BR009.00; BR009.00G

     Annual Step Rider Form

     BR002.99; BR010.00; BR010.00G

Manufacturers Life (U S.A.) Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                 VARIABLE FUNDS (VENTURE, VISION, & VENTURE III)

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Cohen & Steers (replaced by DeAM as of November 25, 2002)
Real Estate Securities (see DeAM)

Davis Selected
Financial Services
Fundamental Value

Dreyfus
All Cap Value Trust

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Invesco
Telecommunications Trust
Mid Cap Growth Trust

Janus (replaced by DeAM as of November 25, 2002)
Dynamic Growth Trust (see DeAM)

Jennison
Capital Appreciation Trust

Lord Abbett
Mid Cap Value Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

Merrill Lynch
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander. Sher.
Value Trust
High Yield Trust

Brinson
Tactical Allocation Trust

Munder
Internet Technologies

PIMCO
Global Bond Trust
Total Return Trust

Putnam
Global Equity
Mid Cap Opportunities

Rowe Price -- Flem. (replaced by DeAM as of November 25, 2002)
International Stock Trust (see DeAM)

Salomon
US Government Securities Trust
Strategic Bond Trust


SGAM
Principal Protection Trust A (added October 21, 2002

SSgA (replaced by DeAM as of
November 25, 2002)
Growth Trust (name changed to
All Cap Core Trust - see DeAM)

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

Fixed Funds
One Year
DCA Twelve Month
DCA Six Month

                                                                   CONTINUED....

Manufacturers Life (U S.A.) Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

 VARIABLE FUNDS (WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III)
                              ADDED OCTOBER 7, 2002

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Contrarian Value Portfolio
Global Blue Chip Portfolio
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity Portfolio
Investment Grade Bond Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Focus Value + Growth Portfolio
Index 500 Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
MFS Strategic Value Portfolio
Oak Strategic Equity Portfolio
Turner MidCap Growth Portfolio

Fixed Funds
One Year
DCA Twelve Month
DCA Six Month

Manufacturers Life (U S.A.) Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 5

                               AMENDMENT NO. 6 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective January 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A, to document, in Paragraph C, a change in the withdrawal methodology for new contracts issued on or after the effective date of this Amendment.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE
COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: 2/25/03
    ---------------------------------
    David W. Libbey, Vice President
    and CFO


Attest: /s/ Robert K. Leach
        -----------------------------
        Robert K. Leach, Vice
        President


AXA CORPORATE SOLUTIONS LIFE
REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas             Date: 20 February 2003
    ---------------------------------
    Michael S. Sakoulas, Senior Vice
    President


By: /s/ Josee Deroy
    ---------------------------------
    Josee Deroy, Vice President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice
        President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 6, Effective January 1, 2003

                                   Schedule A

                              Plans of Reinsurance

A. REINSURER's Quota Share Percentage:

     [*]

B. Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 81 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

     Note: Effective only new contracts issued on or after January 1, 2003. the GMDB (Contractual Death Benefit) will be reduced proportionately for withdrawals.

                                                                   Continued....

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 6, Effective January 1, 2003

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

 D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69

     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

1    Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

     a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

     b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                   Continued....

Manufacturers Life (U.S.A.) Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 6. Effective January 1, 2003

                        Schedule A. Plans of Reinsurance

                                   (Continued)

F. Related Contracts:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

Wealthmark and Wealthmark ML3 versions of Venture and Venture III distributed through Scudder (added October 7, 2002)

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98

     VENTURE.003; VENTURE.003.98

     VENTURE.004

     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98

     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.T01V00

     GEM Rider Form

     BR009.00; BR009.00G

     Annual Step Rider Form

     BR002.99; BR010.00; BR010.00G

Manufacturers Life (U.S.A ) Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 6. Effective January 1, 2003

                               AMENDMENT NO. 7 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     1. Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

     2. Effective May 1, 2003, the CEDING COMPANY has increased the fees charged for the Annual Step-up Rider. The increase applies to new business only. The REINSURER agrees to continue the reinsurance hereunder, terms unchanged.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)


By: /s/ David W. Libbey                 Date: 6/26/03
    ---------------------------------
    David W. Libbey,
    Vice President and CFO


Attest: /s/ Robert K. Leach
        -----------------------------
        Robert K. Leach,
        Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas             Date: 2 June 2003
    ---------------------------------
    Michael S. Sakoulas,
    Senior Vice President


By: /s/ Josee Deroy
    ---------------------------------
    Josee Deroy, Vice President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely,
        Assistant Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB) Effective July 1, 2001 Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd, "DeAM" (added November 25,
2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Jennison Associates LLC
Capital Appreciation Trust

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003 ; formerly managed by Dreyfusl

MFC Global Investment Management (formerly known as Manufacturers Advisor Corporation)
Pacific Firm Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB) Effective July 1, 2001 Amendment 7

                                   Schedule B

                                Investment Funds

                                 Variable Funds

Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap (added May 5, 2003)
Emerging Growth (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value (name changed May 1, 2003; formerly Capital Opportunities Trust) Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
Total Return Trust
Real Return Bond (added May 5, 2003)

Putnam Investment Management, LLC
Global Equity Trust

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)
Special Value (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation Trust)

Van Kampen Investments
Value Trust (fund managed changed May 1, 2003; formerly managed by Miller Ander. Sher.)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB) Effective July 1, 2001 Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources (added May 5, 2003)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

INVESTCO

Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Rowe Price - Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

                                                                    Continued...


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class)
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio

Scudder Real Estate Securities Portfolio (Class B Shares) (added May 5, 2003)

SCUDDER VARIABLE SERIES II (CLASS B SHARES)
Aggressive Growth Portfolio
Blue Chip Portfolio
Contrarian Value Portfolio
Global Blue Chip Portfolio
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity Portfolio
Fixed Income (name changed May 1, 2003; formerly Investment Grade Bond
Portfolio)
Money Market Portfolio
Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio
Total Return Portfolio
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Focus Value + Growth Portfolio
Index 500 Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
MFS Strategic Value Portfolio
Oak Strategic Equity Portfolio
Turner MidCap Growth Portfolio


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002
                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 7

                               AMENDMENT NO. 8 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

                                   (REINSURER)

Effective August 4, 2003 this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: 9/15/03
    ---------------------------------
    David W. Libbey,
    Vice President and CFO


Attest: /s/ Robert K. Leach             9/15/03
        -----------------------------
        Robert K. Leach,
        Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas             Date: 2 August 2003
    ---------------------------------
    Michael S. Sakoulas,
    Senior Vice President


By: /s/ Betsy A. Barnes
    ---------------------------------
    Betsy A. Barnes,
    Assistant Vice President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely,
        Assistant Vice President


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 8 Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core(added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd. "DeAM"
(added November 25, 2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (added August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by Dreyfus)

MFC Global Investment Management (formerly known as Manufacturers Advisor Corporation)
Pacific Firm Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

MANUFACTURERS LIFE (U.S.A.), AGREEMENT NO. 2001-47 (GMDB), EFFECTIVE JULY 1, 2001 AMENDMENT 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap (added May 5, 2003)
Emerging Growth(added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value (name changed May 1, 2003; formerly Capital Opportunities Trust) Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
Total Return Trust
Real Return Bond (added May 5, 2003)

Putnam Investment Management, LLC
Global Equity Trust

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)
Special Value (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed, formerly Brinson
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation Trust)


MANUFACTURERS LIFE (U.S.A.), AGREEMENT NO. 2001-47 (GMDB), EFFECTIVE JULY 1, 2001 AMENDMENT 8 Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Van Kampen Investments

Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander Sher.)

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Inestco

Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002
Dynamic Growth Trust (see DeAM)

Rowe Price - Flem, (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2, 2003 - See DeAM) Continued

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 8, Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class)
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Science Portfolio
International Portfolio

SCUDDER REAL ESTATE SECURITIES PORTFOLIO (CLASS B SHARES) (added MAY 5, 2003)

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Contrarian Value Portfolio
Global Blue Chip Portfolio
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity Portfolio
Fixed Income (name changed May 1, 2003; formerly Investment Grade Bond
Portfolio)
Money Market Portfolio
Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio
Total Return Portfolio
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Focus Value + Growth Portfolio
Index 500 Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
MFS Strategic Value Portfolio
Oak Strategic Equity Portfolio
Turner MidCap Growth Portfolio

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 8, Effective August 4, 2003

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (Gmdb), Effective July 1, 2001 Amendment 8, Effective August 4, 2003

                               AMENDMENT NO. 9 TO

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B. INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: 06/07/2004
    ---------------------------------
    David W. Libbey, Vice President
    and CFO


Attest: /s/ Robert K. Leach             6/7/04
        -----------------------------
        Robert K. Leach, Vice
        President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas             Date: 13 May 2004
    ---------------------------------
    Michael S. Sakoulas, Senior Vice
    President


By: /s/ Betsy A. Barnes
    ---------------------------------
    Betsy A. Barnes, Assistant Vice
    President


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant
        Vice President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust (added May 3, 2004)

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (closed to new money and transfer May 3, 2004; (added August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisors, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by Dreyfus)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor Corporation)
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging Markets Trust)
Money Market Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust (closed to new money and transfers May 3, 2004) Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Value Trust (added May 3, 2009)
Emerging Growth Trust (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Market Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Total Return Trust
Real Return Bond Trust (added May 5, 2003)

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

Salomon Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)
Special Value Trust (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
John Hancock VST International Index (added May 3, 2004)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Sustainable Growth Advisors, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 9

                                   SCHEDULE B

                                INVESTMENTS FUNDS

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
2004)

Rowe Price - Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

Alger American Fund (Class S Shares)
Balanced  Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Science Portfolio
International Portfolio

Scudder Real Estate Securities Portfolio (Class B Shares) (added May 5, 2003)

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Large Cap Value (name changed May 1, 2004; formerly Contrarian Value Portfolio) Global Blue Chip Portfolio
Government & Agency Securities Portfolio (name changed May 1, 2004; formerly Government Securities Portfolio)
Growth Portfolio
High Income Portfolio
International Select Equity Portfolio
Fixed Income (name changed May 1, 2003; formerly Investment Grade Bond
Portfolio)
Money Market Portfolio
Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio
Total Return Portfolio
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Focus Value + Growth Portfolio
Index 500 Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
MFS Strategic Value Portfolio
Oak Strategic Equity Portfolio
Turner MidCap Growth Portfolio

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC (since October 7, 2002)
Three Year
Five year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1,
2001
Amendment 9

                               AMENDMENT No. 10 TO

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-47, DATED July 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

                                   (REINSURER)

Effective August 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to document additions to the Wealthmark fund offerings.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                 Date: Oct 21, 2004
    ---------------------------------
David W. Libbey, Vice President and
CFO


Attest: /s/ Robert K. Leach
        -----------------------------
Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas             Date: 24 September 2004
    ---------------------------------
Michael S. Sakoulas, Senior Vice
President


By: /s/ Betsy A. Barnes
    ---------------------------------
Betsy A. Barnes, Assistant Vice
President


Attest: /s/ Julia Cornely
        -----------------------------
Julia Cornely, Assistant Vice
President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   Schedule B

                                Investment Funds

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust (added May 3, 2004)

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust(added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust (name changed May 1, 2003; formerly US
   Large Cap Value)
Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004: added
   August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisors, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund Manager changed May 1, 2003; formerly managed by
   Dreyfus)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Money Market Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust (closed to new money and transfers May 3, 2004) Total Stock Market Index Trust
500 Index Trust
Mid cap Index Trust
Small Cap Index Trust
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Value Trust (added May 3, 2004)
Emerging Growth Trust (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Total Return Trust
Real Return Bond Trust (added May 5, 2003)

eligible Investment Management, LLC
Classic Value Trust (added May 3, 2004)

eligible Brothers Asset Management Inc. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
John Hancock VST International Index (added May 3, 2004)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander,
   Sher.)

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)

Rowe Price - Flem, (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                Investment Funds

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002
                                 VARIABLE FUNDS

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio

Scudder Real Estate Securities Portfolio (Class B Shares) (added May 5, 2003)

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Large Cap Value (name changed May 1, 2004; formerly Contrarian Value Portfolio) Global Blue Chip Portfolio
Government & Agency Securities Portfolio (name changed May 1, 2004; formerly
   Government Securities Portfolio)
Growth Portfolio
High Income Portfolio
International Select Equity Portfolio
Fixed Income (name changed May 1, 2003; formerly Investment Grade Bond
   Portfolio)
Money Market Portfolio
Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio
Total Return Portfolio
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Focus Value + Growth Portfolio
Index 500 Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
MFS Strategic Value Portfolio
Oak Strategic Equity Portfolio
Turner MidCap Growth Portfolio

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

Conservative Income Strategy Portfolio (added August 1, 2004)
Growth & Income Strategy Portfolio (added August 1, 2004)
Growth Strategy Portfolio (added August 1, 2004)
Income & Growth Strategy Portfolio (added August 1, 2004)

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC
   (since October 7, 2002)
Three Year
Five  Year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 10

                               AMENDMENT No. 11 to

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-47, Dated July 1, 2001

                                     between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective November 15, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document additions to the Wealthmark fund offerings.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                  Date: 12/9/04
    ----------------------------------
    David W. Libbey, Vice President
    and CFO


Attest: /s/ Robert K. Leach              12/9/04
        ------------------------------
        Robert K. Leach, Vice
        President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas              Date: 15 November 2004
    ----------------------------------
    Michael S. Sakoulas, Senior Vice
    President


By: /s/ Betsy A. Barnes
    ----------------------------------
    Betsy A. Barnes, Assistant
    Vice President


Attest: /s/ Julia Cornely
        ------------------------------
        Julia Cornely, Assistant Vice
        President

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust (added May 3, 2004)

American Funds
Growth Trust (added May 5, 2003)
International Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
Blue Chip Income & Growth Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust
Income & Value Trust
US large Cap Trust (name changed May 1, 2003; formerly US large Cap Value) Small Company Blend Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added
November 25, 2002)
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR") large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added August 4, 2003)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisers, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
Mid Cap Value Trust
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by Dreyfus)


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor Corporation)
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim
Emerging Markets Trust)
Money Market Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust (closed to new money and transfers May 3, 2004) Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Value Trust (added May 3, 2004)
Emerging Growth Trust (added May 5, 2003)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Special Value Focus Trust
ML Developing Capital Markets Trust

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities Trust)
Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Total Return Trust
Real Return Bond Trust (added May 5, 2003)

PZENA INVESTMENT MANAGEMENT, LLC
CLASSIC VALUE TRUST (ADDED MAY 3, 2004)

SALOMON BROTHERS ASSET MANAGEMENT INC. ("SaBAM")
US Government Securities Trust
Strategic Bond Trust
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)
Special Value Trust (added May 5, 2003)

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers (SSga)
John Hancock VST International Index (added May 3, 2004)


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB)
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Sustainable Growth Advisers. LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Equity-Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Value Trust
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation Trust)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander. Sher.)

Wellington Management Company, LLP
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                          SECTION OF HISTORICAL CHANGES

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2,2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3, 2004}

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & Venture III
                              ADDED OCTOBER 7, 2002
                                 VARIABLE FUNDS

Alger American fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series 1 (Class B Shares)
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio

Scudder Real Estate Securities Portfolio (Class B Shares) (added May 5, 2003)

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Conservative Income Strategy Portfolio (added August 1, 2004)
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Eagle Focused Large Cap Growth Portfolio
Fixed Income {name changed May 1, 2003; formerly Investment Grade Bond
Portfolio)
Focus Value + Growth Portfolio
Global Blue Chip Portfolio
Government & Agency Securities Portfolio (name changed May 1, 2004; formerly Government Securities Portfolio)
Growth & Income Strategy Portfolio (added August 1, 2004)
Growth Portfolio
Growth Strategy Portfolio (added August 1, 2004)
High Income Portfolio
Income & Growth Strategy Portfolio (added August 1, 2004)
Index 500 Portfolio
International Select Equity Portfolio
INVESCO Dynamic Growth Portfolio
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
Large Cap Value (name changed May 1, 2004; formerly Contrarian Value Portfolio) Mercury Large Cap Core Portfolio (added November 15, 2004)
MFS Strategic Value Portfolio
Money Market Portfolio
Oak Strategic Equity Portfolio


Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio
Templeton Foreign Value Portfolio (added November 15, 2004)
Total Return Portfolio
Turner MidCap Growth Portfolio

                                  FIXED FUNDS
One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC (since October 7. 2002)
Three Year
Five Year
Seven Year

Manufacturers Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001 Amendment 11

                               AMENDMENT No. 12 to

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-47, Dated July 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as of the dates specified below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     Schedule A, Plans of Reinsurance, is hereby replaced by the attached revised Schedule A, to consolidate all revisions to Schedule A as shown in Amendment 4, Amendment 5, and Amendment 6, as filed under the Agreement. This Amendment 12 makes no new changes to Schedule A that had not been previously recorded under the Agreement. The effective dates are as shown in Schedule A.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji Starr                                  Date: 4/5/05
    --------------------------------------------
    Yiji Star Vice President and CFO

Attest: /s/ Robert K. Leach
        ----------------------------------------
        Robert K. Leach, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: /s/ Michael S. Sakoulas                         Date: 4 April 2005
    --------------------------------------------
    Michael S. Sakoulas, Senior Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 12

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. REINSURER's Quota Share Percentage:

     [*] for policies issued July 1, 2001 through June 30, 2002

     [*] for policies issued July 1, 2002 through June 30, 2003

B. Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. {Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-took period. There will be no limit for contracts that are still within their statutory free-look period.

C. GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture Basic Benefit for issue ages 81-85

     Return of Net Considerations; reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Vision Basic Benefit for issue ages 0-80

     Rollup to attained age 81 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture III Basic Benefit for issue ages 0-85

     Return of Net Considerations; reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80

     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

     Note: Effective only for new contracts issued on or after January 1, 2003 the GMDB (Contractual Death Benefit) will be reduced proportionately for withdrawals.

                                                                   Continued....

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 12

                        SCHEDULE A, PLANS OF REINSURANCE

                                  (CONTINUED)

D. EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69
     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issue ages 70-85

     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn.

E. Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance:

     a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

     b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement.

                                                                  Continued.....

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 12

                        SCHEDULE A, PLANS OF REINSURANCE

                                  (Continued)

F. RELATED CONTRACTS:

     VENTURE, VISION AND VENTURE III VARIABLE ANNUITY POLICY FORMS AND ASSOCIATED RIDER FORMS SPECIFIED BELOW

     WEALTHMARK AND WEALTHMARK ML3 VERSIONS OF VENTURE AND VENTURE III DISTRIBUTED THROUGH SCUDDER (ADDED OCTOBER 7, 2002)

Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98
     VENTURE.003; VENTURE.003.98
     VENTURE.004
     VENTURE.005; VENTURE.005.98
     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98
     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100PO1V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE,100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P1OV00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100.TO1V00

GEM RIDER FORM
BR009.00; BR009.00G

ANNUAL STEP RIDER FORM
BR002.99; BR010.00; BROlO.00G

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 12

                               AMENDMENT No. 13 to

        AUTOMATIC REINSURANCE AGREEMENT No. 2001-47. Dated July 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)
                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                                  Date: 11/4/05
    --------------------------------------------
    Yiji S. Starr Vice President and CFO


Attest: /s/ illegible
        ----------------------------------------
        illegible, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Michael S. Sakoulas                         Date: 27 June 2005
    --------------------------------------------
    Michael S. Sakoulas, Senior Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

American Century Investment Management, Inc.
Small Company Trust {closed to new investors August" 2005; added May 3, 2004}

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

AIM Capital Management, Inc.
All Cap Growth Trust
Mid Cap Core Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1 2003; formerly US Large Cap Value)

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Declaration Management and Research LLC and John Hancock Advisers, LLC Active Bond Trust (added May 2, 2005)

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November
   25, 2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin Advisers, Inc.
Emerging Small Company Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
Growth & Income Trust (fund manager changed July 29, 2005, formerly managed by
   Wellington} International Stock Trust (fund manager changed July 29, 2005, formerly managed by DeAM}

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

John Hancock Advisers, LLC
Strategic Income Trust (added May 3, 2004)

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Lord. Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1 2003; formerly managed by
   Dreyfus)
Mid Cap Value Trust

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Emerging Growth Trust (added May 5, 2003)
Lifestyle Aggressive 1000 Trust
Lifestyle Balanced 640 Trust
Lifestyle Conservative 280 Trust
Lifestyle Growth 820 Trust
Lifestyle Moderate 460 Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust (added May 3, 2004)
Small Cap Index Trust
Total Stock Market Index Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust) Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5,2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

Salomon Brothers Asset Management Inc. ("SaBAM")
High Yield Trust (fund manager changed May 1, 2003: formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5,2003)
Strategic Bond Trust
US Government Securities Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Sustainable Growth Advisers, LP
U.S. Global leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Science & Technology Trust
Small Company Value Trust

Templeton Global Advisors limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003;
       formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                  Fixed Funds

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)

Three Year
Five Year
Seven Year

John Hancock life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

             SECTION OF HISTORICAL CHANGES (FUNDS NO L0NGER OFFERED)

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust -
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities
   Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 -
   See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Overseas Trust (merged April 29, 2005, into International Value Trust -
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth
   Trust - Sustainable Growth Advisors)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
International Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch (closed to new business as of February 1, 2002
ML Basic Value Focus Trust
ML Developing Capital Markets Trust
ML Special Value Focus Trust

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)
Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2.
   2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002
                                 VARIABLE FUNDS

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Post-Venture Capital Portfolio

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

INVESCO Variable Investment Funds, Inc.
Utilities Fund Portfolio

Scudder Variable Series I (Class B Shares)
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio

Scudder Real Estate Securities Portfolio (Class B Shares) (added May 5, 2003)

Scudder Variable Series II (Class B Shares)
Aggressive Growth Portfolio
Blue Chip Portfolio
Bond Portfolio (added May 2, 2005)
Conservative Income Strategy Portfolio (added August 1, 2004)
Davis Venture Value Portfolio
Dreman Financial Services Portfolio
Dreman High Return Equity Portfolio
Dreman Small Cap Value Portfolio
Fixed Income (name changed May 1, 2003; formerly Investment Grade Bond
   Portfolio)
Global Blue Chip Portfolio
Government & Agency Securities Portfolio (name changed May 1, 2004; formerly
   Government Securities Portfolio)
Growth & Income Strategy Portfolio (added August 1, 2004)
Growth Strategy Portfolio (added August 1 2004)
High Income Portfolio
Income & Growth Strategy Portfolio (added August 1, 2004)
Index 500 Portfolio
International Select Equity Portfolio
SBAM Dynamic Growth Portfolio (fund manager changed August 1, 2005; formerly managed by INVESCO)
Janus Growth and Income Portfolio
Janus Growth Opportunities Portfolio
Large Cap Value (name changed May 1, 2004; formerly Contrarian Value Portfolio) Mercury Large Cap Core Portfolio (added November 15, 2004)
MFS Strategic Value Portfolio
Money Market Portfolio
Oak Strategic Equity Portfolio
Small Cap Growth Portfolio
Strategic Income (added May 5, 2003)
Technology Growth Portfolio

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & Venture III
                              ADDED OCTOBER 7, 2002

Templeton Foreign Value Portfolio (added November 15, 2004)
Total Return Portfolio
Turner MidCap Growth Portfolio

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC
   (since October 7, 2002)
Three Year
Five Year
Seven Year

             SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

Scudder Variable Series J (Class B Shares)
21st Century Growth Portfolio (merged April 29, 2005, into Scudder Small Cap
   Growth)

Scudder Variable Series II (Class B Shares)
Focus Value+Growth Portfolio (merged April 29, 2005, into Scudder Growth &
   Income)
Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)
Eagle Focused Large Cap Growth Portfolio (merged April 29, 2005, into Scudder
   Capital Growth)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 13

                               AMENDMENT No. 14 to

         AUTOMATIC REINSURANCE AGREEMENT No. 2001-47, Dated July 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Sterr                   Date: 12/20/06
    ---------------------------------
    Yiji S. Sterr, Vice President and
    CFO

Attest: /s/ Anthony Teta
        -----------------------------
        Anthony Teta, Vice President


AXA CORPORATE SOLUTIONS LIFE
REINSURANCE COMPANY


By: /s/ Keith E. Floman                 Date: 11/6/2006
    ---------------------------------
    Keith E. Floman, Vice President
    & Chief Actuary

Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice
        President

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust
Mid Cap Core Trust (added May 5, 2003)

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

U.S. Core Trust (name changed May 1, 2006; formerly Growth & Income Trust; fund manager changed July 29, 2005, formerly managed by Wellington)
International Core Trust (name changed May 1,2006; formerly International Stock
   Trust; fund manager Changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)
Mid Cap Value Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Strategic Value Trust (name changed May 1, 2003; formerly Capital Opportunities
   Trust) Utilities Trust

Mercury Advisors
Large Cap Value Trust (added May 5, 2003)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust (added May 3, 2004)
Small Cap Index Trust
Total Stock Market Index Trust

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin
   Advisers, Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

Sovereign Asset Management LLC (subadviser name change January, 2006 from John
   Hancock Advisors)
Active Bond Trust (also sub-advised by Declaration Management & Research LLC) Emerging Growth Trust (subadviser change May 1, 2006 from MFC Global) Strategic Income Trust

State Street Global Advisers ("SSga")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Science & Technology Trust
Small Company Value Trust

Templeton Global Advisors limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander.
   Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

Western Asset Management Co. (subadviser change May 1, 2006 from Salomon
   Brothers Asset Management Inc. ("SaBAM")
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

            SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust -
   Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities
   Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by
   Jennison)
Overseas Trust (merged April 29, 2005, into International Value Trust -
   Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added
   August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth
   Trust - Sustainable Growth Advisors)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
International Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Developing Capital Markets Trust
ML Special Value Focus Trust

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2 2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

         WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.) Utilities Fund Portfolio

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Small Cap Portfolio (name changed February 21, 2005; formerly Global
   Post-Venture Capital Portfolio)

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

DWS Investments VIT Funds Trust
DWS Equity 500 Index VIP
DWS RREEF Real Estate Securities VIP (name changed May 1, 2006; formerly Scudder
   Real Estate Securities Portfolio (Class B Shares); added May 5, 2003)

DWS Variable Series I (name changed May 1, 2006; formerly Scudder Variable
   Series I (Class B Shares) Note: DWS also added to fund names)
DWS Bond VIP (added May 2, 2005)
DWS Capital Growth VIP
DWS Global Opportunities VIP (name changed May 1, 2006; formerly Global
   Discovery Portfolio)
DWS Growth and Income VIP
DWS Health Care VIP (name changed May 1, 2006; formerly Health Sciences
   Portfolio)
DWS International VIP

DWS Variable Series II (name changed May 1, 2006; formerly Scudder Variable
   Series II (Class B Shares) Note: DWS also added to fund names)
DWS Balanced VIP (name changed May 1, 2006; formerly Total Return Portfolio) DWS Blue Chip VIP
DWS Conservative Allocation VIP (name changed May 1, 2006; formerly Income &
   Growth Strategy Portfolio; added August 1, 2004)
DWS Core Fixed Income VIP (name changed May 1, 2006; formerly Fixed Income;
   name changed May 1, 2003; formerly Investment Grade Bond Portfolio)
DWS Davis Venture Value VIP
DWS Dreman Financial Services VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Cap Value VIP
DWS Global Thematic VIP (name changed May 1, 2006; formerly Global Blue Chip
   Portfolio)
DWS Government & Agency Securities VIP (name changed May 1, 2004; formerly
   Government Securities Portfolio)
DWS Growth Allocation VIP (name changed May 1, 2006; formerly Growth Strategy
   Portfolio; added August 1, 2004)
DWS High Income VIP
DWS Income Allocation VIP (name changed May 1, 2006; formerly Conservative
   Income Strategy Portfolio; added August 1, 2004)
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Janus Growth Opportunities VIP
DWS Large Cap Value VIP (name changed May 1, 2004; formerly Contrarian Value
   Portfolio)
DWS Mercury Large Cap Core VIP (added November 15, 2004)
DWS MFS Strategic Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP (name changed May 1, 2006; formerly Growth & Income
   Strategy Portfolio; added August 1, 2004)
DWS Money Market VIP

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                                   SCHEDULE B

                                INVESTMENT FUNDS

         WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                             ADDED OCTOBER 7, 2002

DWS Oak Strategic Equity VIP
DWS SBAM Dynamic Growth VIP (fund manager changed August 1, 2005; formerly managed by INVESCO)
DWS Small Cap Growth VIP
DWS Strategic Income VIP (added May 5, 2003)
DWS Technology VIP (name changed May 1, 2006; formerly Technology Growth
   Portfolio)
DWS Templeton Foreign Value VIP (added November 15, 2004)
DWS Turner MidCap Growth VIP

John Hancock Trust (added May 1, 2006)
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC
   (since October 7, 2002)
Three Year
Five Year
Seven Year

            SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio (merged April 29, 2005, into Scudder Small Cap
   Growth)

Scudder Variable Series II (Class B Shares)
Focus Value+Growth Portfolio (merged April 29, 2005, into Scudder Growth &
   Income)
Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)
Eagle Focused Large Cap Growth Portfolio (merged April 29, 2005, into Scudder
   Capital Growth)
Legg Mason Aggressive Growth Portfolio (proposed to merge into DWS Capital
   Growth December 8, 2006)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 14

                               AMENDMENT No. 15 to

         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offerings as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                   Date: 11/9/07
    ---------------------------------
    Yiji S. Starr,
    Vice President and CFO


Attest: /s/ Anthony Teta
        -----------------------------
        Anthony Teta,
        Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Keith E. Floman                 Date: 4/9/2007
    ---------------------------------
    Keith E. Floman,
    Senior Vice President &
    Chief Actuary


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely,
        Assistant Vice President


John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Growth Trust (added May 5, 2003)
Growth-Income Trust (added May 5, 2003)
International Trust (added May 5, 2003)

BlackRock (name changed September 30, 2006; formerly Mercury Advisors) Large Cap Value Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Clearbridge Advisors, LLC (name changed December 1, 2006; formerly Western Asset
   Management Co.; subadviser change May 1, 2006 from Salomon Brothers Asset Management Inc. ("SaBAM")
High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller
   Ander. Sher.)
Special Value Trust (added May 5, 2003)
Strategic Bond Trust
US Government Securities Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
   2002)
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities Trust

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
U.S. Core Trust (name changed May 1, 2006; formerly Growth & Income Trust; fund manager changed July 29, 2005, formerly managed by Wellington)
International Core Trust (name changed May 1, 2006; formerly International Stock
   Trust; fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

Lord, Abbett & Co. LLC
All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by
   Dreyfus)
Mid Cap Value Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Massachusetts Financial Services Company ("MFS")
Utilities Trust

MFC Global Investment Management (formerly known as Manufacturers Advisor
   Corporation)
500 Index Trust
Active Bond Trust (Fund Manager changed December 1, 2006, from Sovereign Asset
   Management; was also sub-advised by Declaration Management & Research LLC) Emerging Growth Trust (a Fund Manager changed December 1, 2006, from Sovereign
   Asset Management; subadviser change May 1, 2006 from MFC Global)
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging
   Markets Trust)
Quantitative All Cap Trust (added May 5, 2003)
Quantitative Mid Cap Trust
Quantitative Value Trust (added May 3, 2004)
Small Cap Index Trust
Strategic Income Trust (Fund Manager changed December 1, 2006, from Sovereign
   Asset Management
Total Stock Market Index Trust

Munder Capital Management
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management, LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin
   Advisers Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Equity-Income Trust
Health Sciences Trust
Mid Value Trust (added May 2, 2005)
Small Company Value Trust

T. Rowe Price/RCM Capital Management (RCM co-manager as of December 1, 2006) Science & Technology Trust

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed, formerly Brinson)
Global Allocation Trust (name changed May 1, 2003; formerly Tactical Allocation
   Trust)
Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander,
   Sher.)

Wellington Management Company, LLP
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                  FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

             SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust -
   Wellington)
Mid Cap Core Trust (merged December 1, 2006, into MFC Mid Cap Index;
added May 5,2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust - Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price) Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by Jennison)
Overseas Trust (merged April 29, 2005, into International Value Trust -
Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added August 4, 2003)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth Trust - Sustainable Growth Advisors)
Strategic Value Trust (merged December 1, 2006, into Black Rock Large Cap Value Trust; name changed May 1, 2003; formerly Capital Opportunities Trust)

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
   2004)
International Index Trust (closed to new money and transfers May 3, 2004)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Developing Capital Markets Trust
ML Special Value Focus Trust

Rowe Price -- Flem. (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

Ssga (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Internet Technologies managed by Munder (merged into Science & Technology Trust
   May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2,
   2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                      ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc.) Utilities Fund Portfolio

Alger American Fund (Class S Shares)
Balanced Portfolio
Leveraged AllCap Portfolio

Credit Suisse Trust
Emerging Markets Portfolio
Global Small Cap Portfolio (name changed February 21, 2005; formerly Global
   Post-Venture Capital Portfolio)

Dreyfus Investment Portfolio (Service Class
MidCap Stock Portfolio
Socially Responsible Growth Fund, Inc.

DWS Investments VIT Funds Trust
DWS Equity 500 Index VIP
DWS RREEF Real Estate Securities VIP (name changed May 1, 2006; formerly Scudder
   Real Estate Securities Portfolio (Class B Shares); added May 5, 2003)


DWS Variable Series I (name changed May 1, 2006; formerly Scudder Variable
   Series I (Class B Shares) Note: DWS also added to fund names)
DWS Bond VIP (added May 2, 2005)
DWS Capital Growth VIP
DWS Global Opportunities VIP (name changed May 1, 2006; formerly Global
   Discovery Portfolio)
DWS Growth and Income VIP
DWS Health Care VIP (name changed May 1, 2006; formerly Health Sciences
   Portfolio)
DWS International VIP

DWS Variable Series II (name changed May 1, 2006; formerly Scudder Variable
   Series II (Class B Shares) Note: DWS also added to fund names)
DWS Balanced VIP (name changed May 1, 2006, formerly Total Return Portfolio)
DWS Blue Chip VIP
DWS Conservative Allocation VIP (name changed May 1, 2006; formerly Income
   & Growth Strategy Portfolio; added August 1, 2004)
DWS Core Fixed Income VIP (name changed May 1, 2006; formerly Fixed Income; name changed May 1, 2003; formerly Investment Grade Bond Portfolio)
DWS Davis Venture Value VIP
DWS Dreman Financial Services VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP (name changed December 8, 2006; formerly DWS
   Dreman Small Cap Value VIP)
DWS Global Thematic VIP (name changed May 1, 2006; formerly Global Blue Chip
   Portfolio)
DWS Government & Agency Securities VIP (name changed May 1, 2004; formerly
   Government Securities Portfolio)
DWS Growth Allocation VIP (name changed May 1, 2006; formerly Growth Strategy
   Portfolio; added August 1, 2004)
DWS High Income VIP
DWS Income Allocation VIP (name changed May 1, 2006; formerly Conservative
   Income Strategy Portfolio; added August 1, 2004)
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Large Cap Value VIP (name changed May 1, 2004; formerly Contrarian Value
   Portfolio)
DWS MFS Strategic Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP (name changed May 1, 2006; formerly Growth & Income
   Strategy Portfolio; added August 1, 2004)
DWS Money Market VIP
DWS SBAM Dynamic Growth VIP (fund manager changed August 1, 2005; formerly managed by INVESCO)
DWS Small Cap Growth VIP

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 15

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

DWS Strategic Income VIP (added May 5, 2003)
DWS Technology VIP (name changed May 1, 2006; formerly Technology Growth Portfolio)
DWS Turner MidCap Growth VIP

John Hancock Trust (added May 1, 2006)
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC (since October 7, 2002)
Three Year
Five Year
Seven Year

             SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

Scudder Variable Series I (Class B Shares)
21st Century Growth Portfolio (merged April 29, 2005, into Scudder Small Cap Growth)

DWS (formerly Scudder Variable Series II (Class B shares)
Focus Value+Growth Portfolio (merged April 29, 2005, into Scudder Growth &
Income)
Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)
Eagle Focused Large Cap Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)
Legg Mason Aggressive Growth Portfolio (merged December 8, 2006 into DWS Capital Growth)
DWS Janus Growth Opportunities VIP (merged December 8, 2006 into DWS Capital Growth VIP)
DWS Mercury Large Cap Core VIP (merged December 8, 2006 into DWS Growth & Income VIP; added November 15, 2004)
DWS Oak Strategic Equity VIP (merged December 8, 2006 into DWS Capital Growth
VIP)
DWS Templeton Foreign Value VIP (merged December 8, 2006 into DWS International VIP; added November 15, 2004)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB),
Effective July 1, 2001
Amendment 15

                               AMENDMENT NO. 16 TO
         AUTOMATIC REINSURANCE AGREEMENT NO. 2001-47, DATED JULY 1, 2001

                                     between

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. ARTICLE I, PARAGRAPH D, of the Agreement describes the maximum MNAR liability (also known as exposure) on any individual life reinsured hereunder. Since the stated maximums are multiplied by the REINSURER's Quota Share Percentage, and since the percentages vary (per Amendment 4 to the Agreement effective July 1, 2002) depending upon policy issue date, the parties have agreed to employ the following principles to determine the maximum MNAR liability when the REINSURER's Quota Share Percentage differs among the policies reinsured on an individual life.

     1. The maximum MNAR liability for each individual life will be determined in order by Issue Date [Policy A, then Policy B, etc.]

     2. The maximum MNAR liability as described in Article I, Paragraph D, shall be determined on Policy A.

     3. The unused portion, if any, of the maximum MNAR liability remaining from Policy A, shall be carried over to Policy B adjusted by the ratio of the REINSURER's Quota Share Percentage on Policy B divided by the REINSURER's Quota Share Percentage on Policy A.

     4. The calculation as described above shall move down through any subsequent policies reinsured on the life as long as any unused portion of the adjusted maximum MNAR liability remains. When the adjusted maximum MNAR liability is used up, the REINSURER's liability on the life drops to zero.

     5. EXHIBIT VI - MAXIMUM MNAR EXPOSURE PER LIFE shall hereby be added to this Agreement to illustrate the calculation described above.

II. SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A, to change the attained age of the Vision roll-up benefit from 81 to 85, as of the EFFECTIVE DATE of the Agreement.

III. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to document revisions and additions to the fund offering as of the dates shown.

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Yiji S. Starr                   Date: 3/16/09
    ---------------------------------
    Yiji S. Starr,
    Vice President and CFO


Attest: /s/ Anthony Teta
        -----------------------------
        Anthony Teta,
        Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By: /s/ Keith E. Floman                 Date: 11.17.08
    ---------------------------------
    Keith E. Floman,
    Senior Vice President &
    Chief Actuary


Attest: /s/ Julia Cornely
        -----------------------------
        Julia Cornely,
        Assistant Vice President

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   EXHIBIT VI

                         MAXIMUM MNAR EXPOSURE PER LIFE

The examples below illustrate the calculation of the REINSURER's Maximum MNAR Exposure Per Life.

           (b)                 (d)             (e)          (f)          (g)         (h)
 (a)      Full     (c)   Reinsured Policy    Maximum    QS Adjusted    Covered     Covered
Policy   Amount    QS%       Exposure        Exposure     Exposure     Exposure   Percentage
------   ------    ---   ----------------   ---------   -----------   ---------   ----------
A        600,000   [*]          [*]            [*]          [*]          [*]          [*]
B        600,000   [*]          [*]            [*]          [*]          [*]          [*]
Sum                             [*]                                      [*]
A        600,000   [*]          [*]            [*]          [*]          [*]          [*]
B        600,000   [*]          [*]            [*]          [*]          [*]          [*]
C        600,000   [*]          [*]            [*]          [*]          [*]          [*]
D        600,000   [*]          [*]            [*]          [*]          [*]          [*]
Sum                             [*]                                      [*]
A        900,000   [*]          [*]            [*]          [*]          [*]          [*]
B        200,000   [*]          [*]            [*]          [*]          [*]          [*]
Sum                             [*]                                      [*]

Key

(a) = Policies on a life in Issue Date order, Policy A having the earliest Issue Date.

(b)  = MNAR on the full Policy

(c)  = Reinsured Quota Share pertaining to the Policy

(d)  = (b) * (c)

(e)  = Per Article I, Paragraph D of the Agreement

(f)  = For Policy A, (e)

       For Policy B, ((c) Policy B/(c). Policy A)* ((f) Policy A - (g) Policy
       A),
       with the same principles applying for any subsequent policies on the life.

(g)  = MIN ((d),(f))

(h)  = ((g)/(d))

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   REINSURER's Quota Share Percentage

     [*] for policies issued July 1, 2001 through June 30, 2002

     [*] for policies issued July 1, 2002 through June 30, 2003

B.   Issue Dates:

     New Policies issued on or after July 1, 2001

     Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY will identify the policies covered under the 60-day window will be retroactive premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60- day window by submitting policyholder information on a separate data from. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period

C.   GMDB (Contractual Death Benefit) Reinsured:

     Venture Basic Benefit for issue ages 0-80
     Annual Ratchet to attained age 81; frozen thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture Basic Benefit for issue ages 81-85
     Return of net considerations; reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture Basic Benefit for issue ages 0-80
     Rollup of attained age 85 subject to 200% of net considerations; return of net considerations thereafter and reduced for withdrawals on a dollar-for-dollar basis. (See Note below.)

     Venture III Basic Benefit for issue ages 0-85
     Return of Net considerations., reduced proportionately for withdrawals.

     Venture III Optional Enhanced Benefit for issue ages 0-80
     Annual Ratchet to attained age 81; frozen thereafter and reduced proportionately for withdrawals.

     Note: Effective only for new contracts issued on or after January 1, 2003, the GMDB (Contractual Death Benefit) will be reduced proportionately for withdrawals.

                                                                       Continued

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

D.   EEB (Contractual Death Benefit) Reinsured:

     Venture and Venture III GEM rider for issue ages 0-69
     40% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Venture and Venture III GEM rider for issues ages 70-85
     25% of the contract earnings, where contract earnings are subject to a maximum of 100% of net purchase payments.

     Note:

     - Partial withdrawals will reduce the GEM death benefit on a proportional basis.

     - Excluding the initial deposit, additional deposits made in the six (6) months prior to death will not be included in determining the cap on the total purchase payment not withdrawn

E.   Spousal Continuances

     A Spousal Continuation occurs if the deceased owner's spouse is the beneficiary. The surviving spouse continues the contract (including any optional benefits if these benefits had been elected by the deceased owner) as the new owner (referred to as a spousal continuation). In such a case the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in determination of the Death Benefit. In determination of the Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first owner's death.

     Provided that the CEDING COMPANY can individually identify Spousal Continuances, as shown in Schedule C, the REINSURER will cover Spousal Continuances under this Agreement and will treat them as new issues to the extent that, at time of continuance.

          a. this Agreement is open for new business as defined in Article XX, Paragraph A, and

          b. the attained age of the surviving spouse satisfies the issue age restrictions and benefit limitations under the Related Contracts covered by this Agreement

                                                                       Continued

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                        SCHEDULE A, PLANS OF REINSURANCE

                                   (Continued)

F.   Related Contracts:

     Venture, Vision and Venture III Variable Annuity policy forms and associated rider forms specified below

     Wealthmark and Wealthmark ML3 versions of Venture and Venture III distributed through Scudder (added October 7, 2002)

     Policy Forms

     VENTURE.001; VENTURE.001.94; VENTURE.001.98

     VENTURE.003; VENTURE.003.98

     VENTURE.004

     VENTURE.005; VENTURE.005.98

     VISION.001; VISION.001.94; VISION.001.98; VISION.002; VISION.002.98

     VENTURE.100 (Consisting of: VENTURE.100.S01V00, VENTURE.100P01V00,
          VENTURE.100P02V00, VENTURE.100P03V00, VENTURE.100P04V00,
          VENTURE.100P05V00, VENTURE.100P06V00, VENTURE.100P07V00,
          VENTURE.100P08V001, VENTURE.100P09V00, VENTURE.100P10V00,
          VENTURE.100P11V001, VENTURE.100P12V00, VENTURE.100T01V00

     GEM Rider Form
     BR009.00; BR009.00G

     Annual Step Rider Form
     BR002.99; BR010.00; BR010.00G

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

AIM Capital Management, Inc.
All Cap Growth Trust

American Century Investment Management, Inc.
Small Company Trust (closed to new investors August 1, 2005; added May 3, 2004)

American Funds
Asset Allocation Trust (added May 1, 2007)
Blue Chip Income & Growth Trust (added May 5, 2003)
Bond Trust (added August 1, 2005)
Global Growth Trust (added May 1, 2007)
Global Small Cap Trust (added May 1, 2007)
Growth Trust (added May 5, 2007)
Growth-Income Trust (added May 5, 2003)
High Income Trust (added May 5, 2007)
International Trust (added May 5, 2003)
New World Trust (added May 1, 2007)

BlackRock (name changed September 30, 2006; formerly Mercury Advisors) Large Cap Value Trust (added May 5, 2003)

Capital Guardian Trust Company ("CGTC")
Income & Value Trust
Overseas Equity Trust (added May 2, 2005)
US Large Cap Trust (name changed May 1, 2003; formerly US Large Cap Value)

Cleanbridge Advisors, LLC (name changed December 1, 2006, formerly Western Asset Management Co; subadviser change May 1, 2006 from Salomon Brothers Asset Management Inc. ("SaBAM"))

High Yield Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander Sher)
Special Value Trust (added May 5. 2003)
Strategic Bond Trust
US Government Securities Trust

Davis Advisors
Financial Services Trust
Fundamental Value Trust

Deutsche Asset Management Investment Services Ltd "DeAM" (added November 25,
2002)
All Cap Core Trust
Real Estate Securities Trust

Dimensional Financial Advisors
Disciplined Diversification (added June 2, 2008)

Fidelity Management & Research Company ("FMR")
Strategic Opportunities Trust

Grantham. Mayn. Van Otterloo & Co. LLC (GMO)
International Core Trust (name changed May 1, 2006, formerly International Stock Trust; fund manager changed July 29, 2005, formerly managed by DeAM)

Independence Investment LLC
Small Cap Trust (added May 2, 2005)

Jennison Associates LLC
Capital Appreciation Trust

Legg Mason Funds Management, Inc.
Core Equity Trust (added May 3, 2004)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Lord, Abbett & Co. LLC

All Cap Value Trust (fund manager changed May 1, 2003; formerly managed by Dreyfus)
Mid Cap Value Trust

Marsico Capital Management, LLC
International Opportunities Trust (added May 2, 2005)

Massachusetts Financial Services Company ("MFS")
Utilities Trust

MFC Global Investment Management (formerly known as Manufactures Advisor Corporation)
500 Index Trust
Active Bond Trust (Fund Manager changed December 1, 2006, from Sovereign Asset Management; was also sub-advised by Declaration Management & Research LLC) American Fundamental Holdings Trust (added November 12, 2007)
American Global Diversification Trust (added November 12, 2007)
Emerging Growth Trust (a Fund Manager changed December 1, 2006, from Sovereign Asset Management; subadviser change May 1, 2006 form MFC Global)
Franklin Templeton Founding Allocation Trust (added May 1, 2007)
High Income Trust (added May 1, 2007)
Index Allocation Trust (added February 13, 2006)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust (name changed May 3, 2004; formerly Pacific Rim Emerging Markets Trust)
Optimized All Cap Trust (name changed April 28, 2008; formerly Quantitative All Cap Trust; added May 5, 2003)
Optimized Value Trust (name changed April 28, 2008; formerly Quantitative value Trust; added May 3, 2004)
Small Cap Index Trust
Strategic Income Trust (Fund Manager Changed December 1, 2006, from Sovereign Asset Management)
Total Stock Market Index Trust

Munder Capital Management & Invesco AIM (Invesco AIM added as co-subadvisor, June 30, 2008)
Small Cap Opportunities Trust (added May 5, 2003)

Pacific Investment Management Company LLC ("PIMCO")
Global Bond Trust
PIMCO VIT All Asset Portfolio (added May 3, 2004)
Real Return Bond Trust (added May 5, 2003)
Total Return Trust

Pzena Investment Management LLC
Classic Value Trust (added May 3, 2004)

RCM Capital Management, LLC (subadviser change May 1, 2006 from Franklin Advisers, Inc.)
Emerging Small Company Trust

SGAM
Principal Protection Trust A (added October 21, 2002)

State Street Global Advisers ("SSga")
International Equity Index Trust (added May 2, 2005)
John Hancock VST International Index (added May 3, 2004)

T. Rowe Price
Blue Chip Growth Trust
Capital Appreciation Value Trust (to be added June 2, 2008)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective June 1, 2001 Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                 VARIABLE FUNDS

Equity-Income Trust
Health Science Trust
Mid Value Trust (added May 2, 2005)
Small Company Value Trust

T. Rowe Price/RCM Capital Management (RCM co-manager as of December 1, 2006) Science & Technology Trust

Templeton Global Advisors Limited
Global Trust (name changed May 3, 2004; formerly Global Equity; fund manager changed December 9, 2003; formerly managed by Putnam Investment Management)

Templeton Investment Counsel, LLC
International Small Cap Trust (fund manager changed May 1, 2003; formerly managed by Founders)
International Value Trust

UBS Global Asset Management (name changed formerly Brinson)
Global Allocation Trust changed May 1, 2003; formerly Tactical Allocation Trust) Large Cap Trust (added May 2, 2005)

Van Kampen Investments
Value Trust (fund manager changed May 1, 2003; formerly managed by Miller Ander
Sher)

Wellington Management Company, LLP
Core Allocation Plus (added June 2, 2008)
Investment Quality Bond Trust
Mid Cap Intersection Trust (added May 1, 2007)
Mid Cap Stock Trust
Natural Resources Trust (added May 5, 2003)
Small Cap Growth Trust (added May 2, 2005)
Small Cap Value Trust (added May 2, 2005)

Wells Capital Management, Inc.
Core Bond Trust (added May 2, 2005)
U.S. High Yield Bond Trust (added May 2, 2005)

                                  FIXED FUNDS
One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Venture contracts with a 7 year CDSC (since inception of the Agreement)
Three Year
Five Year
Seven Year

John Hanock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

            SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

AIM Capital Management, Inc.
Aggressive Growth Trust (merged April 29, 2005, into Mid Cap Stock Trust - Wellington)
Mid Cap Core Trust (merged December 1, 2006, into MFC Mid Cap Index added May 5,
2003)

Capital Guardian Trust Company ("CGTC")
Diversified Bond Trust (merged April 29, 2005, into Active Bond Trust - Declaration/John Hancock)
Small Company Blend Trust (merged April 29, 2005, into Small Cap Opportunities Trust - Munder)

Cohen & Steers (replaced by DeAM November 25, 2002)
Real Estate Securities (see DeAM)

Davis (subadvisor changed June 27, 2008; formerly Grantham, Mayo, Van Otterloo & Co. LLC (GMO)
U.S. Core Trust (merged November 7, 2008, into Davis, Fundamental Value, name changed May 1, 2006; formerly Growth & Income Trust; fund manager changed July 29, 2005, formerly managed by Wellington)

Deutsche Asset Management Investment Services Ltd., "DeAM" (added November 25,
2002)
Dynamic Growth Trust (merged April 25, 2008, into Wellington Mid Cap Stock)

Fidelity Management & Research Company ("FMR")
Large Cap Growth Trust (merged May 1, 2006, into Capital Appreciation managed by Jennison)
Overseas Trust (merged April 29, 2005, into International Value Trust -
Templeton)

Great Companies
America Trust - Series II (closed to new money and transfers May 3, 2004; added August 4, 2003)

Investco
Telecommunications Trust (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)
Mid Cap Growth Trust (merged into Dynamic Growth Trust May 2, 2003 - See
DeAM)

Janus (replaced by DeAM November 25, 2002)
Dynamic Growth Trust (see DeAM)

Massachusetts Financial Services Company ("MFS")
Strategic Growth Trust (merged April 29, 2005, into US Global Leaders Growth Trust - Sustainable Growth Advisors) Strategic Value Trust (merged December 1, 2006, into Black Rock Large Cap Value Trust; name changed May 1, 2003; formerly Capital Opportunities Trust)

Merrill Lynch (closed to new business as of February 1, 2002)
ML Basic Value Focus Trust
ML Developing Capital Markets Trust
ML Special Value Focus Trust

MFC Global Investment Management
Balanced Trust (merged into Income & Value (Capital Guardian) May 3, 2004) Quantitative Equity Trust (merged into US Large Cap (Capital Guardian) May 3,
2004)
Quantitative Mid Cap Trust (merged April 25, 2008, into MFC Mid Cap Index) International Index Trust (closed to new money and transfers May 3, 2004)

Bowe Price - Flem (replaced by DeAM November 25, 2002)
International Stock Trust (see DeAM)

SsgA (replaced by DeAM November 25, 2002)
Growth Trust (name changed to All Cap Core Trust - see DeAM)

Sustainable Growth Advisers, LP
U.S. Global Leaders Growth Trust (merged April 25, 2008 into T. Rowe Blue Chip; added May 3, 2004)

Internet Technologies managed by Munder (merged into Science & Technology Trust May 2, 2003 - See T. Rowe Price)

Mid Cap Opportunities managed by Putnam (merged into Dynamic Growth Trust May 2, 2003 - See DeAM)

John Hancock Life (U.S.A.), Agreement No. 2001-47 (GMDB), Effective July 1, 2001 Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

          WEALTHMARK & WEALTHMARK ML3 VERSIONS OF VENTURE & VENTURE III
                              ADDED OCTOBER 7, 2002

                                 VARIABLE FUNDS

Davis Selected Advisers, L.P.

Fundamental Value Trust (added May 3, 2007 as replacement for DWS Devis Venture Value VIP)

Declaration Management & Research LLC

JHT Active Bond Trust (added May 3, 2007, as replacement for DWS High Income VIP and DWS Strategic Income VIP)

JHT Bond Index Trust (added May 3, 2007, as replacement for DWS Bond VIP)

Deutsche Investment Management Americas Inc.

JHT All Cap Core Trust (added May 3, 2007, as replacement for Alger Leveraged AllCap Portfolio)

JHT Real Estate Securities Trust (added May 3, 2007, as replacement for DWS RREEF Real Estate Securities VIP)

John Hancock Trust (added May 1, 2006)
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate

MFC Global Investment Management (U.S.A.) Limited

American Fundamental Holdings Trust (added November 12, 2007)

American Global Diversification Trust (added November 12, 2007)

JHT 500 Index Trust B (added May 3, 2007, as replacement for DWS Capital Growth VIP, DWS Growth and Income VIP and DWS Equity 500 Index VIP)

JHT Index Allocation Trust (added May 3, 2007, as replacement for Alger American Balanced Portfolio, DWS Balanced VIP DWS Mid Cap Growth VIP, and DWS Turner MidCap Growth VIP)

JHT Mid Cap Index Trust (added May 3, 2007 as replacement for MidCap Stock Portfolio)

JHT Money Market Trust (added May 3, 2007, as replacement for DWS Government & Agency Securities VIP and DWS Money Market (VIP)

JHT Quantitative All Cap Trust (added May 3, 2007, as replacement for Dreyfus Socially Responsible Growth Fund Inc., DWS Dreman High Return Equity VIP, and DWS Janus Growth and Income VIP)

JHT Quantitative Mid Cap Trust (added May 3, 2007)

JHT Quantitative Value Trust (added May 3, 2007, as replacement for DWS Large Cap Value VIP)

JHT Small Cap Index Trust (added May 3, 2007, as replacement for DWS Dreman Small Mid Cap Value VIP and DWS Small Cap Growth VIP)

JHT Total Stock Market Index Trust (added May 3, 2007, as replacement for AIM V.I. Utilities Fund, DWS Blue Chip VIP, DWS Health Care VIP, and DWS Technology
VIP)

SSgA Funds Management, Inc.

JHT International Equity Index Trust (added May 3, 2007, as replacement for DWS International Select Equity VIP Credit Suisse Trust Emerging Markets Portfolio and Credit Suisse Trust Global Small cap Portfolio)

Templeton Global Advisors Limited

JHT Global Trust (added May 3, 2007, as replacement for DWS Global Thematic VIP and DWS Global Opportunities VIP)

Templeton Investment Counsel, LLC

JHT International Value Trust (added May 3, 2007, as replacement for DWS International VIP)

                                   FIXED FUNDS

One Year
DCA Twelve Month
DCA Six Month

Additional Fixed Funds available to Wealthmark contracts with a 7 year CDSC (since October 7, 2002)

Three Year
Five Year
Seven Year

John Hancock Life (U.S.A.) Agreement No. 2001-47 (GMDB)
Effective July 1, 2001
Amendment 16

                                   SCHEDULE B

                                INVESTMENT FUNDS

            SECTION OF HISTORICAL CHANGES (FUNDS NO LONGER OFFERED)

Scudder Variable Series I (Class B Shares)

21st Century Growth Portfolio (merged April 29, 2005, into Scudder Small Cap Growth)

DWS (formerly Scudder variable Series II (Class B Shares)

DWS Conservative Allocation VIP (replaced May 3, 2007 by JHT Lifestyle Moderate Trust)

DWS Core Fixed Income VIP (name changed May 1, 2006, formerly Fixed Income; name changed May 1, 2003, formerly Investment Grade Bond Portfolio)

DWS Dreman Financial Services VIP (merged September 15, 2006 into Dreman High Return Equity)

DWS Growth Allocation VIP (replaced May 3, 2007, by JHT Lifestyle Growth Trust)

DWS Income Allocation VIP (merged September 15, 2006, into DWS Conservative Allocation; name changed May 1, 2006; formerly Conservative Income Strategy Portfolio, added August 1, 2004)

DWS Janus Growth Opportunities VIP (merged December 8, 2006 into DWS Capital Growth VIP)

DWS Mercury Large Cap Core VIP (merged December 8, 2006, into DWS Growth & Income VIP; added November 15, 2004)

DWS MFS Strategic Value VIP (merged September 15, 2006, into Dreman High Return Equity)

DWS Moderate Allocation VIP (replaced May 3, 2007 by JHT Lifestyle Balanced
Trust)

DWS Oak Strategic Equity VIP (merged December 8, 2006 into DWS Capital Growth
VIP)

DWS SBAM Dynamic Growth VIP (Fund was reassigned to Wellington in 2008 and merged effective 4/25/2008 into Wellington Mid Cap Stock fund manager changed August 1, 2005; formerly managed by INVESCO)

DWS Templeton Foreign Value VIP (merged December 8, 2006 into DWS International VIP; added November 15, 2004)

Eagle Focused Large Cap Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)

Focus Value + Growth Portfolio (merged April 29, 2005, into Scudder Growth & Income)

Growth Portfolio (merged April 29, 2005, into Scudder Capital Growth)

Legg Mason Aggressive Growth Portfolio (merged December 8, 2006 into DWS Capital Growth)

John Hancock Life (U.S.A.) Agreement No. 2001-47 (GMDB)
Effective July 1, 2001
Amendment 16